                                                                    EXHIBIT 10.4


                               AMENDMENT NO. SIX
                                     TO THE
                    HEALTHCOR EMPLOYEE STOCK OWNERSHIP PLAN

    WHEREAS, Article XV of the HealthCor Employee Stock Ownership Plan ("Plan") authorizes the Employer to amend the Plan from time to time;

    NOW, THEREFORE, the Plan shall be, and hereby is, amended, effective as of the dates set forth herein, as follows:

    1. Section 2.15 is amended effective as of April 1, 1990 by replacing it in its entirety with the following paragraph:

         2.15 "Employee" shall mean any person who is employed by one or more Employers, is on an Employer's payroll, and whose wages are subject to FICA withholding, and shall not include independent contractors.

    2. Section 10.01 is hereby amended effective as of January 1, 1996 by adding the following language immediately after the vesting schedule in such section and immediately prior to the last paragraph:

         Effective January 1, 1996, the following vesting schedule will apply:

                                                Nonforfeitable Percentage
Vesting Years of Service                               of Account
- ------------------------                        -------------------------
Less than 1 year                                            0%
1 year but less than 2 years                               20%
2 years but less than 3 years                              40%
3 years but less than 4 years                              60%
4 years but less than 5 years                              80%
5 years or more                                           100%

         Notwithstanding the foregoing, any Participant who is not credited with an Hour of Service after December 31, 1995 will be subject to the vesting schedule in effect prior to January 1, 1996.

    3. Subsection 19.03(l) is hereby amended effective as of January 1, 1996 by replacing it in its entirety with the following paragraph:

         19.03(1)    Vesting. Any Participant who is credited with an Hour of
    Service in the first Plan Year in which the Plan is a Top Heavy Plan, or in any subsequent Plan Year after such first Plan Year (whether or not the Plan is a Top Heavy Plan in such subsequent Plan Year) shall have his percentage of vested benefits owing upon a Termination of Employment determined pursuant to the schedule set forth in Section 10.01 hereof.

    IN WITNESS WHEREOF, this Amendment has been executed this 4th day of June, 1996.

                                        HEALTHCOR HOLDINGS, INC.


                                        By: /s/ S. WAYNE BAZZLE
                                            ---------------------------------
                                        Name: S. Wayne Bazzle
                                              -------------------------------
                                        Title: Chairman
                                               ------------------------------

ATTEST:


- ----------------------------

                               AMENDMENT NO. FIVE
                                     TO THE
                    HEALTHCOR EMPLOYEE STOCK OWNERSHIP PLAN

    WHEREAS, Article XV of the HealthCor Employee Stock Ownership Plan ("Plan") authorizes the Employer to amend the Plan from time to time;

    NOW, THEREFORE, the Plan shall be, and hereby is, amended, effective as of the dates set forth herein, as follows:

    1. Section 2.10 is amended effective as of January 1, 1994 by adding the following paragraphs to the end of said Section:

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, l994, the OBRA '93 annual compensation limit is $150,000.

    2.   Article XI is amended effective as of January 1, 1993 by adding a new
Section 11.11 as follows:

         11.11   Direct Rollovers to Eligible Retirement Plans.

                 11.11(1) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                 11.11(2)     For purposes of this Section 11.11, the following
    terms shall have the following meanings:

                       (i) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                       (ii) "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code
    Section 401(a), that accepts the Distributee's Eligible Rollover
    Distribution.    However, in the case of an Eligible Rollover Distribution
    to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                       (iii) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the spouse or former spouse.

                       (iv) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

    IN WITNESS WHEREOF, this Amendment has been executed this 14th day of October, 1994.

                                        HEALTHCOR HOLDINGS, INC.


                                        By: /s/ S. WAYNE BAZZLE
                                            ----------------------------------
                                        Name: S. Wayne Bazzle
                                              --------------------------------
                                        Title: Chairman, CEO and Secretary
                                               -------------------------------

ATTEST:


[ILLEGIBLE]
- -----------------------------

                              FOURTH AMENDMENT TO
                    HEALTHCOR EMPLOYEE STOCK OWNERSHIP PLAN

    WHEREAS, HealthCor Holdings, Inc. (the "Company") adopted the HealthCor Employee Stock Ownership Plan (the "Plan"), effective April 1, 1990; and

    WHEREAS, pursuant to Article XV of the Plan, the Company reserved the right to amend the Plan at any time; and

    WHEREAS, the Company has determined that it is advisable to amend the Plan as set forth below in order to change the entry date of the Plan due to the change in plan year of the Plan as set forth in the Third Amendment to the Plan; now, therefore,

    The Plan is hereby amended, effective as of January 1, 1994, as follows:

                                       I.

    Valuation Date is defined in Section 2.40 to mean the last day of the Plan Year. In 1993, there are two Valuation Dates, March 31 (the last day of the April 1, 1992-March 31, 1993 Plan Year) and December 31 (the last day of the April 1, 1993-December 31, 1993 Plan Year).

                                      II.

    Section 3.01 provides that an Eligible Employee who completes an Eligibility Year of Service or 1000 Hours of Service shall become a Participant on the April 1 immediately preceding the date on which he completes such Eligibility Year of Service or 1000 Hours of Service. Section 3.01, as amended below, will provide that an Eligible Employee who completes an Eligibility Year of Service shall become a Participant on the January 1 immediately preceding the date on which he completes an Eligibility Year of Service or 1000 Hours of Service. However, in the event an Eligible Employee would have had an Entry Date of April 1, 1993 under the Plan prior to the Third Amendment to the Plan, but would have an Entry Date of January 1, 1994 under the Plan as amended by the Third Amendment, such Eligible Employee shall have an Entry Date of April 1, 1993.

    The first sentence of the second paragraph of Section 3.01 is amended, effective January 1, 1994, to read as follows:

             "Each other Eligible Employee, and each Eligible Employee employed on or after the Effective Date, shall become a Participant as of the January 1, or, if later, the Employee's Date of Employment (the "Entry Date") immediately preceding the date upon which such Eligible Employee completes either an Eligibility Year of Service or completes 1000 Hours of Service during a Plan Year."

    IN WITNESS WHEREOF, HealthCor Holdings, Inc. has caused this Amendment to be executed, effective January 1, 1994.

    SIGNED this 31st day of March, 1994.


                                        HEALTHCOR HOLDINGS, INC.

                                        By: /s/ S. WAYNE BAZZLE
                                            ---------------------------------
                                        Title: Chairman
                                               ------------------------------

ATTEST:


[ILLEGIBLE]
- ---------------------------

                               THIRD AMENDMENT TO
                    HEALTHCOR EMPLOYEE STOCK OWNERSHIP PLAN

    WHEREAS, HealthCor Holdings, Inc. (the "Company") adopted the HealthCor Employee Stock Ownership Plan (the "Plan"), effective April 1, 1990; and

    WHEREAS, pursuant to Article XV of the Plan, the Company reserved the right to amend the Plan at any time; and

    WHEREAS, the Company has determined that it is advisable to amend the Plan as set forth below in order to change the Plan Year of the Plan to the calendar year to conform to the Company's fiscal year; now, therefore,

    The Plan is hereby amended, effective as of April 1, 1993, as follows:

                                       I.

    Section 2.18 of the Plan is amended to read as follows:

             "2.18 "Fiscal Year" shall mean the fiscal year of an Employer. Effective April 1, 1993, the Fiscal Year of the Sponsoring Company ends on December 31; prior to April 1, 1993, the Fiscal Year of the Sponsoring Company ended on March 31."

                                      II.

    The first sentence of Section 2.26 is amended to read as follows:

             "2.26 "Plan Year" shall mean the twelve (12) consecutive month period beginning on January 1 and ending on December 31, effective April 1, 1993; prior to April 1, 1993, the "Plan Year" shall mean the twelve (12) consecutive month period beginning April 1 and ending on March 31."

    IN WITNESS WHEREOF, HealthCor Holdings, Inc. has caused this Amendment to be executed, effective April 1, 1993.

        SIGNED this 1st day of April, 1993.




                                     HEALTHCOR HOLDINGS, INC.


                                     By: /s/ S. WAYNE BAZZLE
                                         ---------------------------------------
                                     Title: Chairman and Chief Executive Officer
                                            ------------------------------------


ATTEST


[ILLEGIBLE]
- ---------------------------
Secretary

                             AMENDMENT NO. 2 TO THE
                    HEALTHCOR EMPLOYEE STOCK OWNERSHIP PLAN

    Pursuant to the authority set forth in Article XV of the HealthCor Employee Stock Ownership Plan (the "Plan"), the Plan is hereby amended effective April 1, 1990, in the following respects only:

    1.   Section 2.09 is hereby deleted in its entirety and the following new
Section 2.09 is substituted in lieu thereof:

         "2.09 "Company Stock" shall mean either (i) common stock of the Sponsoring Company or of any corporation which is a member of the same controlled group as the Sponsoring Company which has the greatest voting power and greatest dividend rights or (ii) noncallable preferred stock of the Sponsoring Company or of any corporation which is a member of the same controlled group as the Sponsoring Company which is convertible at any time and at a reasonable price into common stock described in (i) above. Except as provided in Sections 11.01 and 11.05, all references to "shares of Company Stock" shall include fractional shares of Company Stock."

    2. Section 2.19 is hereby amended by deleting subparagraph 2.19(iv) and by substituting the following new subparagraph 2.19(iv) in lieu thereof:

         "(iv) was at any time during the prior Plan Year, or during the current Plan Year if the employee is one of the one hundred (100) employees who receive the most Limitation Year Compensation from the Employer during the current Plan Year, an officer of an Employer who received Limitation Year Compensation for a Plan Year in excess of fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year (if no officer of an Employer has Limitation Year Compensation in excess of such amount, the officer having the highest Limitation Year Compensation for such Plan Year shall be treated as an officer). For purposes of this Subsection, not more than fifty (50) employees (or, if less, the greater of three (3) employees or ten percent (10%) of employees) shall be treated as officers."

    3. Section 10.04 is hereby amended by deleting Subsection 10.04 and by adding the following new subparagraphs 10.04 and 10.05 in lieu thereof:

    "10.04   Forfeiture of Nonvested Amount.

         10.04(1) If a Participant has a Termination of Employment at a time when he has no vested amount in his Accounts the amount in his Accounts shall be forfeited as of the date on which such Participant incurs such Termination of Employment.

         10.04(2) If a partially vested Participant has a Termination of Employment and has received a distribution of the vested amount in his Accounts as provided for in Sections 10.01 and 11.01 hereof on or prior to the close of the second Plan Year following the Plan Year in which such Termination of Employment occurs, the excess of the amount in his Accounts over the vested amount (the "Nonvested Amount") shall be forfeited as of the date on which such Participant receives such cash-out distribution.

         10.04(3) If a partially vested Participant has a Termination of Employment and has not received a distribution of the vested amount in his Accounts on or prior to the close of the second Plan Year following the Plan Year in which such Termination of Employment occurs, the Nonvested Amount shall be forfeited as of the last day of the Plan Year in which such Participant has incurred five (5) consecutive One-Year Breaks in Service.

         10.04(4) If a partially vested Participant who has a Termination of Employment and has not received a distribution of the vested amount in his Accounts as provided in Sections 10.01 and 11.01 hereof on or prior to the close of the second Plan Year following the Plan Year in which such Termination of Employment occurs, is reemployed prior to incurring five (5) consecutive One-Year Breaks in Service, such Participant shall not forfeit the Nonvested Amount, and the vested amount in his Accounts shall be determined in accordance with the provisions of this Article X without regard to such Participant's cessation of employment.

         10.04(5) If a portion of a Participant's Account is forfeited, Company Stock released under Section 5.02 hereof and allocated under Section
5.01 hereof must be forfeited only after other assets are forfeited.   If
interests in more than one class of Company Stock have been allocated to a Participant's Account, the Participant shall be treated as forfeiting the same proportion of each such class of Company Stock. All amounts forfeited as provided in this Section 10.04 are herein referred to as "Forfeitures." Subject to the restorations pursuant to Section 10.05 hereof, any Forfeitures shall be allocated as provided in Subsection 5.01 hereof.

    10.05    Restoration of Forfeited Nonvested Amount.

         10.05(1) In the event a Participant: (i) who has received a distribution of the vested amount in his Accounts in accordance with Subsection 10.04(2) hereof, or (ii) who has no vested amount in his Accounts at the time of his Termination of Employment as described in Subsection 10.04(l) hereof is reemployed by an Employer prior to the date on which such Participant has incurred five (5) consecutive One-Year Breaks in Service, an amount equal to his Nonvested Amount which was forfeited pursuant to Section 10.04 hereof (without adjustment for any gains or losses in the Trust Fund subsequent to such Forfeiture) shall be restored to such Accounts; provided, however, that if a Participant received a distribution of the vested portion of his Accounts, such restoration shall not occur unless and until: (i) such Participant repays to the Plan,the full amount of his Accounts previously distributed to him, and
(i) such Participant's repayment is made before the earlier of the end of (I) the five (5)-year period beginning with the Participant's Date of Reemployment or (II) a period of five (5) consecutive One-Year Breaks in Service commencing after the date on which such Participant received such distribution. Upon the restoration of the Accounts as provided for hereinabove, the vested amount in such Accounts (whether attributable to amounts restored, amounts, if any, repaid by the Participant, or additional amounts added to such Account after such reemployment) shall thereafter be determined in accordance with the provisions of this Article X without regard to such Participant's original Termination of Employment.

         10.05(2) The restoration of a Participant's Nonvested Amount in his Accounts as provided for in Subsection 10.05(l) above, shall be made from the Forfeitures which occurred during the Plan Year of such restoration before any use of such Forfeitures as otherwise provided in Subsection 5.01 hereof. Should such Forfeitures be insufficient to restore the aggregate Nonvested Amounts owing to any Participant under Subsection 10.05(l) above, the additional amount necessary for restoration shall be contributed by the Employer employing such Participant as a special contribution to be specially allocated to the Accounts of such Participant."

    4.   Article XI is hereby amended by adding the following sentence:

              "The Plan will not acquire securities from a particular security holder at an indefinite time determined upon the happening of an event such as the death of the holder."

    5. Section 11.06 is hereby amended by deleting the fifth paragraph of such Section 11.06 and by substituting the following new fifth paragraph in lieu thereof:

         "Payment of the Option Price for shares of Company Stock subject to the Put shall be made either in a lump sum or in installments as determined by the Sponsoring Company. In the event payments are made in installments, the installment obligation shall (1) be adequately secured as determined by the Sponsoring Company, (2) bear interest equal to the Sponsoring Company's long-term debt borrowing rate from its senior lenders (provided such rate is reasonable) or such other reasonable rate of interest as determined by the Sponsoring Company to be determined on uniform and nondiscriminatory basis, (3) require that the payments be made in six annual installments,
    (4) have a payment period of five (5) years from the date the Put is exercised, (5) require that any payments pursuant to the installment obligation must begin to be made no later than thirty (30) days after the date the Put is exercised, and (6) permit the Sponsoring Company to prepay the amount of any remaining installments without penalty."

    6.   Article XVII is hereby deleted in its entirety and the following new
Article XVII is substituted in lieu thereof:

                                 "ARTICLE XVII

                DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION

         17.01 Suspension of Contributions. Should an Employer fail for any reason to make Company Contributions in any one (1) or more years, such failure shall not, of itself, terminate or discontinue this Plan and Trust as to the Employer and its Participants, nor shall the Employer incur any obligation to make up such Company Contributions in whole or in part.

         17.02 Discontinuance of Contributions. Whenever an Employer determines that it is impossible or inadvisable for it to make further Company Contributions, such Employer may, without terminating the Trust, permanently discontinue all further Company Contributions by such Employer. A certified copy of such Employer's resolution or other formal written instrument pursuant to Section 20.07 hereof, shall be delivered to the Committee and the Trustee. Thereafter, the Committee and the Trustee shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to Company Contributions by such Employer. Unless otherwise provided by such resolutions, the Trust shall remain in existence with respect to such Employer and all of the provisions of the Trust Agreement shall remain in force.

         17.03 Termination of Plan and Trust. If an Employer determines to terminate (as to such Employer) the Plan and Trust completely, it shall be terminated insofar as they are applicable to such Employer as of the date specified in certified copies of resolutions or other formal written instrument pursuant to Section 20.07 hereof, delivered to the Committee and the Trustee. Upon such termination of the Plan and Trust and before liquidation of the Trust, the Committee shall require a special valuation of the Trust, if the liquidation is not to occur as of a Valuation Date. After payment of all expenses and proportional adjustment of Accounts of Participants with respect to such Employer to reflect such expenses, Trust Fund profits or losses, and subject to the limitations contained in Section
    5.03 hereof, allocations of any previously unallocated funds to the date of termination, such Employer's Participants shall be entitled to receive the amount then credited to their respective Accounts in the Trust Fund in a lump-sum payment. If, in the opinion of the Committee, assets in the Trust Fund or certain of them may possibly not be readily salable (i) because of federal or state securities laws, or the rules and regulations thereunder, or (ii) at their fair market value, the Committee may direct and the Trustee shall effect, a distribution of such assets in kind. If the entire Plan is terminating, upon completion of liquidation and distribution of the assets of the Trust to the Participants as provided for herein, the Trustee shall thereby complete the Trustee's duties, and the Trust shall terminate.

         17.04 Participant's Rights to Benefits upon Termination or Partial Termination of Plan or Complete Discontinuance of Contributions. Upon the termination or partial termination (as determined by the Internal Revenue Service) of the Plan or the complete discontinuance of Company Contributions by an Employer, the rights of each such Employer's Employees who are then Participants (or, in the case of a partial termination, who are then Participants affected by the partial termination) and the rights of each other person, other than a person who has forfeited his Nonvested Amounts pursuant to Section 10.04 hereof prior to the effective date of such termination (or partial termination) or complete discontinuance, to the amounts credited to his Accounts at such time shall be nonforfeitable without reference to any formal action on the part of such Employer, the Committee or the Trustee."

    7.   Section 18.03 is hereby deleted in its entirety and the following new
Section 18.03 is substituted in lieu thereof:

         "18.03 Mistake of Fact or Disallowance of Deduction. If the Committee in good faith determines that (a) a Company Contribution was made by reason of a mistake of fact, or (b) a Company Contribution is conditioned on its being deductible under Code Section 404, but the Internal Revenue Service disallows such deduction, the Trustee shall, upon direction of the Committee, return the amount of the excess Company Contributions to the contributing Employer. All payments of returned Company Contributions under this Section shall be made within one (1) year from the date of the payment of such mistaken Company Contribution or the disallowance by the Internal Revenue Service of the deduction, whichever is applicable. The amount of the excess Company Contribution shall be the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or had the deduction not been disallowed. Earnings attributable to the excess Company Contribution shall not be returned to the contributing Employer, but losses attributable thereto shall reduce the amount of such Company Contribution to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken Company Contribution would cause the balance of a Participant's Account to be reduced to an amount which is less than the balance which would have been in said Account had the mistaken amount not been contributed, then the amount to be returned to the Employer under this Section will be reduced so as to avoid any such reduction."

    IN WITNESS WHEREOF, this amendment is executed this 15th day of February, 1992.


                                        HEALTHCOR HOLDINGS, INC.




                                        By: /s/ S. WAYNE BAZZLE
                                            ------------------------------
                                        Title: President
                                               ---------------------------

                             AMENDMENT NO. 1 TO THE
                    HEALTHCOR EMPLOYEE STOCK OWNERSHIP TRUST

    Pursuant to the authority set forth in Article X of the HealthCor Employee Stock Ownership Trust (the "Trust"), the Trust is hereby amended effective April 1, 1990, in the following respect only:

    Subsection 4.04(j) is hereby deleted in its entirety and the following new Subsection 4.04(j) is substituted in lieu thereof:

         "(j) To borrow money to finance the acquisition of Company Stock; provided, however, if any loan is made or proposed to be made to the Trust by a Disqualified Person (as defined in Code Section 4975(e)(2)) or any other Party-in-Interest (as defined in Section 3(14) of ERISA) such loan shall be limited to those loans authorized by Sections 4975(d)(3) and 4975(e)(7) of the Internal Revenue Code of 1986, as amended, and Section 408(b)(3) of ERISA (an "Exempt Loan"), and the proceeds thereof of any such Exempt Loan may be used only in accordance with Treasury Reg. Section 54.4975(b)-7 and other applicable statutory or regulatory provisions. To the extent the provisions set forth below are consistent with Treasury Reg.
    Section 54.4975(b)-7 and such other applicable provisions, any Exempt Loan may be obtained, and the proceeds thereof used, only in accordance with such provisions:

             (i) Primary Benefit Requirement. An Exempt Loan must be primarily for the benefit of the Participants and their Beneficiaries.

             (ii) Net Effect on Plan Assets. At the time that an Exempt Loan is made, the interest rate for the Exempt Loan and the price of securities to be acquired with the proceeds of the Exempt Loan should not be such that the Trust Assets might be drained off, within the meaning of Treasury Reg. Section 54.4975(b)-7(b)(4).

             (iii) Arm's-Length Standard. The terms of an Exempt Loan, whether or not between independent parties, must, at the time the loan is made, be at least as favorable to the Trust as the terms of a comparable loan resulting from arm's-length negotiations between independent parties.

             (iv) Use of Loan Proceeds. The proceeds of an Exempt Loan must be used within a reasonable time after their receipt by the Trust only for any or all of the following purposes:

                       (a) To acquire Qualifying Employer Securities (as defined in Treasury Regulation Section 54.4975-12).

                       (b)    To repay such loan.

                       (c)    To repay a prior Exempt Loan.

             Except as expressly provided in the Plan or as otherwise required by applicable law, no security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, whether or not the Plan is then an ESOP as defined in Treasury Reg.
         Section 54.4975-7(b)(1)(i).

             (v) Liability and collateral of Trust for Loan. An Exempt Loan must be without recourse against the Trust. Furthermore, the only assets of the Trust that may be given as collateral on an Exempt Loan are Qualifying Employer Securities (as defined in Treasury Reg.
         Section 54.4975-12) of two classes: those acquired with the proceeds of the loan and those that were used as collateral on a prior Exempt Loan repaid with the proceeds of the current Exempt Loan. No person entitled to payment under the Exempt Loan shall have any right to assets of the Trust other than:

                       (a)    Collateral given for the loan,

                       (b) Contributions (other than contributions of Company Stock) that are made under the Trust to meet its obligations under the loan, and

                       (c) Earnings attributable to such collateral and the investment of such contributions.

             The payments made with respect to an Exempt Loan by the Trust during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the Plan Year (as defined in Section 2.25 of the Plan) less such payments in prior years. Such contributions and earnings must be accounted for separately in the books of account of the Trust until the loan is repaid.

             (vi) Default. In the event of default upon an Exempt Loan, the value of Trust assets transferred in satisfaction of the loan must not exceed the amount of payments in default. If the lender is a Disqualified Person, a loan must provide for a transfer of Trust assets upon default only upon and to the extent of the failure of the Trust to meet the payment schedule of the loan. For purposes of this subparagraph (vi), the making of a guarantee does not make a person a lender.

             (vii) Reasonable Rate of Interest. The interest rate of an Exempt Loan must not be in excess of a reasonable rate of interest. All relevant factors will be considered in determining a reasonable rate of interest, including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the Trust and the guarantor (if any), and the interest rate prevailing for comparable loans. When these factors are considered, a variable interest rate may be reasonable.

             (viii)    Release from Encumbrance.

                       (a) General Rule. In general, an Exempt Loan must provide for the release from encumbrance under this subparagraph
         (viii)(a) of Trust assets used as collateral for the loan. For each Plan Year during the term of the loan, the number of shares or units of encumbered securities released must equal or exceed the number of shares or units of encumbered securities held immediately before release for the current Plan Year, multiplied by the fraction described below. The numerator of the fraction is the amount of principal and interest paid on such loan during the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years, assuming all payments are made on schedule. The number of future years under the loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of securities, the number of securities of each class to be released for a Plan Year must be determined by applying the same fraction to each class.

                       (b) Special Rule. An Exempt Loan will not fail to be exempt merely because the number of shares or units of securities to be released from encumbrance is determined solely with reference to principal payments. However, if release is determined with reference to principal payments only, the following three additional rules apply. The first rule is that the loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years. The second rule is that interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables. The third rule is that this subparagraph (viii) (b) is not applicable from the time that, by reason of a renewal, extension or refinancing, the sum of the expired duration of the Exempt Loan, the renewal period, the extension period and the duration of a new Exempt Loan exceeds ten (10) years.

             (ix) Other Terms of Exempt Loan. An Exempt Loan must be for a specific term. Such loan may not be payable at the demand of any person, except in the case of default.

             (x) Suspense Account. All assets acquired by the Trust with the proceeds of an Exempt Loan must be added to and maintained in a Suspense Account, as defined in Section 2.33 of the Plan. They are to be withdrawn from the Suspense Account by applying subparagraph (viii) above as if all securities in the Suspense Account were encumbered.

             (xi) Income. Income with respect to securities acquired with the proceeds of an Exempt Loan must be allocated as income of the Trust except that income from such securities if not allocated may be used to repay the Exempt Loan.

             (xii) Exempt Loan Proceeds. If securities acquired with the proceeds of an Exempt Loan available for distribution consist of more than one class, a distributee must receive substantially the same proportion of each such class.

             (xiii) Nonterminable Provisions. Even if the Plan ceases to be an "employee stock ownership plan" for purposes of federal tax law, Qualifying Employer securities acquired with the proceeds of an Exempt Loan will continue (after repayment of such loan) to be subject to Treasury Reg. Sections 54.4975-7(b)(4), (10), (11) and (12), relating to put, call or other options and to buy-sell or other arrangements."

    IN WITNESS WHEREOF, this amendment is executed 15th day of February, 1992.



                                        HEALTHCOR HOLDINGS, INC.



                                        By: /s/ S. WAYNE BAZZLE
                                            ---------------------------------
                                        Title: President
                                               ------------------------------

                    HEALTHCOR EMPLOYEE STOCK OWNERSHIP PLAN

                         Effective as of April 1, 1990

                    HEALTHCOR EMPLOYEE STOCK OWNERSHIP PLAN

ARTICLE I -- PURPOSE AND ESTABLISHMENT OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

 1.01    Establishment of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
 1.02    Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
 1.03    Trust Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II -- DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

ARTICLE III -- REQUIREMENTS FOR ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . .   17

 3.01    Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
 3.02    Employment with a Predecessor Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
 3.03    Eligibility Year of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
 3.04    Breaks in Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
 3.05    Change in Status of Eligible Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
 3.06    Participation in the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

ARTICLE IV -- CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

 4.01    Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
 4.02    Participant Contributions Prohibited . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
 4.03    Rollover and Transfer Contributions Prohibited . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
 4.04    In-Service Withdrawals Prohibited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

ARTICLE V -- ALLOCATION TO PARTICIPANTS' ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

 5.01    Method of Allocating Company Contributions and Forfeitures.  . . . . . . . . . . . . . . . . . . . . . .   20
 5.02    Release of Shares from Suspense Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
 5.03    Limitation on Annual Additions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
 5.04    Limitations on Annual Additions for Employers or Affiliated Companies
            Maintaining Other Defined Contribution Plans.   . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
 5.05    Limitations on Annual Additions for Employers or Affiliated Companies
            Maintaining Defined Benefit Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
 5.06    Definitions for Purposes of Determining the Annual Addition Limitations  . . . . . . . . . . . . . . . .   25
 5.07    Cessation of Eligible Employee Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27

ARTICLE VI -- ACCOUNTS AND VALUATION OF TRUST FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

 6.01    Participant's Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
 6.02    Accounts of Participants Transferred to an Affiliated Company Which Has
            Not Adopted the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

                                                                                                                 <C
 6.03    Accounting for Trust Fund Income or Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
 6.04    Valuation of Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
 6.05    Annual Statement of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
 6.06    Voting of Company Stock; Tender Offers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
 6.07    Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
 6.08    Correction of Participants' Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
 6.09    Emergency Valuation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

ARTICLE VII -- RETIREMENT BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35

ARTICLE VIII -- DISABILITY BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36

 8.01    Disability Retirement Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
 8.02    Determination of Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36

ARTICLE IX -- DEATH BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

 9.01    Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
 9.02    Designation of Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

ARTICLE X -- EMPLOYMENT TERMINATION BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

10.01    Vesting upon Termination of Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
10.02    Determination of Vesting Years of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
10.03    Breaks in Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
10.04    Forfeiture of Nonvested Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

ARTICLE XI -- PAYMENT OF BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

11.01    Time and Method for Distribution of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
11.02    Limitations on Timing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
11.03    Payments on Personal Receipt Except in Case of Legal Disability  . . . . . . . . . . . . . . . . . . . .   44
11.04    Benefits Payable Pursuant to a Qualified Domestic Relations Order..  . . . . . . . . . . . . . . . . . .   44
11.05    Distribution Following Diversification Election. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
11.06    Right to Require Repurchase of Shares of Company Stock . . . . . . . . . . . . . . . . . . . . . . . . .   45
11.07    Further Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
11.08    Restrictions on Transfer of Company Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
11.09    Right of First Refusal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
11.10    Execution of Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50

ARTICLE XII -- MISCELLANEOUS PROVISIONS RESPECTING PARTICIPANTS . . . . . . . . . . . . . . . . . . . . . . . . .   51

12.01    Participants to Furnish Required Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51

                                                                                                                 <C
12.02    Participants' Rights in Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
12.03    Inalienability of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
12.04    Conditions of Employment Not Affected by Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
12.05    Address for Mailing of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
12.06    Unclaimed Account Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54

ARTICLE XIII -- ADMINISTRATION OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56

13.01    Appointment of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
13.02    Compensated Expenses of the Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
13.03    Secretary and Agents of the Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
13.04    Actions of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
13.05    Authority of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
13.06    General Administrative Powers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
13.07    Plan Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
13.08    Duties of Administrative Personnel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
13.09    Designation of Named Fiduciaries and Allocation of Responsibility  . . . . . . . . . . . . . . . . . . .   59
13.10    Action by Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
13.11    Bond . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
13.12    Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
13.13    Payment of Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61

ARTICLE XIV -- PARTICIPATION BY EMPLOYERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62

14.01    Adoption of Plan by Affiliated Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
14.02    Rights and Obligations of the Sponsoring Company and the Employers . . . . . . . . . . . . . . . . . . .   62
14.03    Withdrawal from Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62

ARTICLE XV -- AMENDMENT OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64

ARTICLE XVI -- PERMANENCY OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66

16.01    Right to Terminate Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
16.02    Merger or Consolidation of Plan and Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
16.03    Continuance by Successor Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66

ARTICLE XVII -- TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67

17.01    Termination of Plan and Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
17.02    Participant's Rights to Benefits upon Termination or Partial
            Termination of Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67

ARTICLE XVIII -- EXCLUSIVE BENEFIT OF THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68

18.01    Limitation on Reversions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
18.02    Unallocated Amounts upon Termination of Plan and Trust . . . . . . . . . . . . . . . . . . . . . . . . .   68

18.03    Mistake of Fact or Disallowance of Deduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
18.04    Failure of Qualification of Plan and Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

ARTICLE XIX -- TOP HEAVY PLAN RULES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70

19.01    Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
19.02    Determination of Top Heaviness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
19.03    Minimum Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
19.04    Minimum Benefits for Employers or Affiliated Companies Maintaining
            Defined Benefit Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
19.05    Super Top Heavy Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76

ARTICLE XX -- MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78

20.01    Effect of Bankruptcy and Other Contingencies Affecting an Employer . . . . . . . . . . . . . . . . . . .   78
20.02    Benefits Payable by Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
20.03    Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
20.04    Interpretation of the Plan and Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
20.05    Provisions Hereof for Sole Benefit of Parties Hereto and Participants  . . . . . . . . . . . . . . . . .   78
20.06    Article and Section Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
20.07    Formal Action by Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
20.08    Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79

                    HEALTHCOR EMPLOYEE STOCK OWNERSHIP PLAN

                                   ARTICLE I

                     PURPOSE AND ESTABLISHMENT OF THE PLAN

    1.01 Establishment of the Plan: HealthCor Holding, Inc. (the "Sponsoring Company") desires to adopt and establish an employee; stock ownership plan for the exclusive benefit of its Eligible Employees and their Beneficiaries. Effective as of April 1, 1990, the Sponsoring Company has by execution of this document, created a plan which shall be known as the "HealthCor Employee Stock Ownership Plan" (the "Plan"). The Plan is a stock bonus plan intended to qualify under Section 401 of the Code and also constitutes an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

    1.02 Purpose. The purpose of the Plan is to reward Eligible Employees of the Employers for their loyal and faithful service by providing them with an opportunity to become stockholders of the Sponsoring Company. The Plan is designed to invest primarily in Company Stock. The benefits provided by the Plan will be paid from the Trust and will be in addition to the benefits Eligible Employees are entitled to receive under any other programs of the Employers and from the federal Social Security Act.

    1.03 Trust Agreement. In furtherance of this Plan, the Employers have entered into the Trust Agreement effective as of April 1, 1990, which is made a part hereof, for the purpose of maintaining the Trust to fund the benefits of this Plan as hereinafter set forth. The Trust is intended to be exempt from tax under Code Section 501(a) and all provisions hereof shall be interpreted accordingly.

                                   ARTICLE II

                                  DEFINITIONS
    As used in the Plan:

    2.01 "Account" or "Accounts" shall mean all or any of the Company Contribution Account, the QDRO Account, and any other account maintained by the Committee under Article IV or any other Section of the Plan to record a Participant's interest (or the undistributed interest of a Beneficiary or Alternate Payee) in the Trust Fund to the extent any one or more of such accounts have been created for a Participant, Beneficiary or Alternate Payee. All references to the Account of any Participant shall include any subaccount established pursuant to Section 5.01.

    2.02 "Affiliated Company" shall mean any of the following which itself is not an Employer: (i) a member of a controlled group of corporations of which an Employer is a member as defined in Code Section 414(b), (ii) any trade or business (whether or not incorporated) which is under common control with an Employer as determined in accordance with Code Section 414(c) and regulations issued thereunder, (iii) a member of an "affiliated service group" (whether or not incorporated) as determined in accordance with Code Section 414(m) and regulations issued thereunder, of which an Employer is a member, or (iv) any other entity which is required to be aggregated with an Employer in accordance with Code Section 414(o) and the regulations issued thereunder. "Affiliated Company" as defined in clauses (i) and (ii) shall be modified as required by Code Section 415(h) when used in Sections 5.03, 5.04 and 5.05 hereof with respect to limitations on Annual Additions.

    2.03 "Alternate Payee" shall mean an individual or trust entitled to benefits under the Plan pursuant to a Qualified Domestic Relations Order.

    2.04 "Beneficiary" shall mean any person or entity entitled to receive benefits which are payable upon or after a Participant's death.

    2.05 "Board" shall mean the Board of Directors of the Sponsoring Company, as from time to time constituted, or such other person or group of persons referred to in Section 20.07 hereof in case of a Sponsoring Company which is not a corporation.

    2.06 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References to any section of the Internal Revenue Code shall include any successor provision thereto.

    2.07 "Committee" shall mean the Committee provided for in Section 13.01 hereof.

    2.08 "Company Contribution Account" shall mean the separate account maintained for each Participant reflecting Company Contributions and Forfeitures, if any, allocated to such Participant, as adjusted in accordance with the provisions of Article VI hereof.

    2.09 "Company Stock" shall mean the voting common or preferred stock of the Sponsoring Company or of any corporation which is a member of the same controlled group as the Sponsoring Company. Except as provided in Sections
11.01 and 11.05, all references to "shares of Company Stock" shall include fractional shares of Company Stock.

    2.10 "Compensation" shall mean, subject to the provisions of Subsection 19.03(l) hereof, a Participant's total compensation for services rendered to an Employer during a Plan Year, as reported on Form W-2 or other federal wage statement as taxable for federal income tax purposes but determined without regard to any rules that limit the amount taken into account based on the nature or location of the employment or the services. Compensation for any Self-Employed Individual shall be equal to his Earned Income during a Plan Year.

    Notwithstanding the foregoing, Compensation shall include the amount of a Participant's elective salary deferral under an Employer's cafeteria plan established pursuant to Code Section 125 or any other Employer plan established pursuant to Code Section 401(k).

    Effective for Plan Years beginning after December 31, 1988, Compensation shall not include any Compensation in excess of Two Hundred Thousand Dollars ($200,000) or such larger amount as results from the adjustment provided for in Code Section 401(a)(17). In applying this limitation, the family group of a Highly Compensated Employee who is subject to the family member aggregation rules of Code Section 414(q)(6) because such Employee is either a five percent owner of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest Limitation Year Compensation during the year, shall be treated as a single Participant, except that for this purpose, Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. In the event the Highly Compensated Participant's and one or more Family Member's Compensation for a Plan Year from an Employer are limited pursuant to the provisions of this Section, then the Compensation of each such person for such Plan Year shall be reduced proportionately based on the ratio of their respective Compensation to the aggregate Compensation of both (or all) of such persons for such Plan Year.

    2.11 "Date of Employment" or "Date of Reemployment" shall mean the day on which an Employee first commences employment or reemployment following Termination of Employment, retirement after attaining his Retirement Date or recovery from Total and Permanent Disability, as the case may be, with an Employer, an Affiliated Company, or a Company of which the Employer has acquired a substantial part of its assets or business, or both, by performing an Hour of Service. All references to Date of Employment or Date of Reemployment shall include periods of self-employment for a Self-Employed Individual.

    2.12 "Earned Income" shall mean with respect to a Self-Employed Individual, the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items as provided for in Code Section 401(c)(2)(A). Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code Section 404. Additionally, for taxable years beginning after December 31, 1989, net earnings shall be determined with regard to the deduction allowed to the Employer by Code Section 164(f).

    2.13     "Effective Date" shall mean April 1, 1990.

    2.14 "Eligible Employee" shall mean any Employee except the following individuals: (i) any Employee who is included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between employee representatives (within the meaning of Code Section 7701(a)(46)) and one (1) or more Employers if retirement benefits were the subject of good faith bargaining between such parties, unless the collective bargaining agreement expressly provided for the inclusion of such employees as Eligible Employees under this Plan, (ii) a nonresident alien who receives no earned income within the meaning of Code Section 911(b), and (iii) any person who is a "leased employee" within the meaning of Code Sections 414(n)(2) or 414(o)(2).

    2.15 "Employee" shall mean any person who is employed by one or more Employers, is on an Employer's payroll, and whose wages are subject to FICA withholding.

    2.16 "Employer" shall mean the Sponsoring Company or any Affiliated Company which adopts the Plan pursuant to Article XIV hereof.

    2.17 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. References to any Section of ERISA shall include any successor provision thereto.

    2.18 "Fiscal Year" shall mean the fiscal year of an Employer. The Fiscal Year of the Sponsoring Company ends on March 31.

    2.19 "Highly Compensated Employee" shall mean any employee of an Employer or Affiliated Company who is a highly compensated employee as defined in Code Section 414(q) and the regulations thereunder. Generally, any such employee is considered a Highly Compensated Employee if such employee:

             (i) was at any time during the current Plan Year or the prior Plan Year, a "five percent owner", as defined in Code Section 416(i)(1), with respect to an Employer;

             (ii) received Limitation Year Compensation from the Employer in excess of Seventy-five Thousand Dollars ($75,000) as adjusted by the Secretary of Treasury pursuant to Code Section 414(q)(1) during the prior Plan Year or, during the current Plan Year if the employee is one of the one hundred (100) employees who receive the most Limitation Year Compensation from the Employer during the current Plan Year;

             (iii) received Limitation Year Compensation from the Employer in excess of Fifty Thousand Dollars ($50,000) as adjusted by the Secretary of Treasury pursuant to Code Section 414(q)(1), and was in the top-paid group of employees during the prior Plan Year, or during the current Plan Year if the employee is one of the one hundred (100) employees who receive the most Limitation Year Compensation from the Employer during the current Plan Year. An employee is in the top-paid group of employees for any Plan Year if such employee is in the group consisting of the top twenty percent (20%) of the employees when ranked on the basis of Limitation Year Compensation paid during the Plan Year. For purposes of determining the number of employees in the top-paid group, there shall not be included employees who have not completed six (6) months of service, normally work less than seventeen and one-half (17-1/2) hours per week, normally work during six (6) or less months per year, have not attained the age of twenty-one (21), are nonresident aliens with no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income (within the meaning of Code Section 861(a)(3)), or are included in a unit of employees covered by a collective bargaining agreement (except to the extent provided in regulations);

         (iv) was at any time during the prior Plan Year, or during the current Plan Year if the employee is one of the one hundred (100) employees who receive the most Limitation Year Compensation from the Employer during the current Plan Year, an officer of an Employer who received Limitation Year Compensation for a Plan Year in excess of one hundred fifty percent (150%) of the amount in effect under Code Section 415(c)(1)(A) for such Plan Year (if no officer of an Employer has Limitation Year Compensation in excess of such amount, the officer having the highest Limitation Year Compensation for such Plan Year shall be treated as an officer). For purposes of this Subsection, not more than fifty (50) employees (or, if less, the greater of three (3)

         For purposes of this Section, "Limitation Year Compensation" shall have the same meaning as set forth in Subsection 5.02(7) hereof, subject to the following: (i) the determination of "Limitation Year Compensation" shall include amounts deferred pursuant to Code Sections 125, 401(k), 408(k)(6) and 403(b), and (ii) Limitation Year Compensation shall include compensation paid by any employer required to be aggregated with an Employer under Code Section 414(b), (c), (m) or (o).

         A Former Employee who is an Employee Participant shall be treated as a Highly Compensated Employee if such Former Employee was a Highly Compensated Employee when he separated from service with the Employer or was a Highly Compensated Employee at any time after attaining age fifty-five (55). "Former Employee" shall mean a person who has been an employee, but who ceased to be an employee for any reason and later returned to employment with an Employer.

    2.20 "Hour of Service" shall have the meaning respectively indicated below:

             2.20(1) Performance of Duties. Each hour for which an Employee is directly or indirectly paid, or entitled to payment by an Employer or an Affiliated Company for the performance of duties shall be an Hour of Service. Each such Hour of Service shall be credited to the Employment Period (as defined in Section 3.03 hereof) or the Plan Year, as the case may be, in which the duties were performed. For purposes of this Section 2.20, the applicable Employment Period or Plan Year, as the case may be, as the context requires, shall be referred to as the "Computation Period."

             2.20(2) Back Pay. Each hour for which back pay (irrespective of mitigation of damages) has been either awarded or agreed to by an Employer or an Affiliated Company shall be an Hour of Service. Each such Hour of Service shall be credited to the Computation Period to which the agreement or award for back pay pertains, rather than to the Computation Period in which the award, agreement or payment is made. If back pay is either awarded or agreed to for a period of time during which no duties are performed, the provisions of Subsections 2.20(3) (a) through (c) hereof shall apply to the calculation and crediting of Hours of Service for such period of time.

             2.20(3) Non-Working Time. Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by an Employer or an Affiliated Company for reasons other than the performance of duties (irrespective of whether the employment relationship with such Employer or Affiliated Company has terminated) (such as vacations, holidays, illness, incapacity, disability, layoff, jury duty, military duty, Compensated Leave of Absence or similar periods) shall be an Hour of Service. Each such Hour of Service shall be calculated and credited on the following basis:

                     (a) Units of Time. If payments for reasons other than the performance of duties are calculated on the basis of units of time, such as hours, days, weeks or months, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payments are calculated. In the case of an Employee without a regular work schedule, such Employee shall be credited with Hours of Service on the basis of the equivalency schedule set forth in Subsection 2.20(7) below. Each such Hour of Service shall be credited to the Computation Period in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

                     (b) No Units of Time. If payments for reasons other than the performance of duties are not calculated on the basis of units of time (such as lump sum disability payments for an injury), the number of Hours of Service to be credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed.

                          (1) In the case of an Employee whose compensation is
determined on the basis of a fixed rate for specified periods of time (other than hours), such as days, weeks or months, such Employee's hourly rate of compensation shall be such Employee's most recent rate of compensation for a specified period of time (other than hours), divided by the number of hours regularly scheduled for the performance of duties during such period. In the case of an Employee without a regular work schedule, such Employee's rate of compensation shall be calculated on the basis of the schedule of equivalent hours set forth in Subsection 2.20(7) below.

                          (2) In the case of an Employee whose compensation is
not determined on the basis of an hourly rate or on the basis of a fixed rate for specified periods of time, such Employee's hourly rate of compensation shall be the lowest hourly wage paid to employees in the same job classification as that of such Employee or, if no employees in the same classification have an hourly rate of compensation, the minimum wage as established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

                          (3) Each such Hour of Service shall be credited to
the Computation Period in which the period during which no duties are performed occurs, except that if such period extends beyond one of such Computation Periods, such Hours of Service shall be allocated by the Committee, in its sole discretion, between not more than the first two of such Computation Periods on a reasonable basis which is consistently applied with respect to all Employees within the same job classification, reasonably defined.

                     (c)  Exclusions. Notwithstanding the foregoing:

                          (1) An Employee shall not be credited on account of a
period during which no duties are performed with a number of Hours of Service which is greater than the number of hours regularly scheduled for the performance of duties during such period.

                          (2) In no event shall the number of Hours of Service
attributable to a single continuous period (whether or not such period involves more than one Computation Period) for which no duties are performed exceed five hundred one (501) Hours of Service.

                          (3) Hours of Service shall not be credited to a
period for which payments are made to an Employee where those payments solely reimburse such Employee for medical or medically related expenses incurred by such Employee.

                          (4) Hours of Service shall not be credited for a
period to which payments pertain if such payments are made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws.

             2.20(4) No Duplication of Credit. An Employee shall not be credited with the same Hours of Service under both (i) Subsection 2.20(l) or 2.20(3), as the case may be, and (ii) Subsection 2.20(2).

             2.20(5) Overlapping Payroll Period. In the case of Hours of Service to be credited to an Employee for a period of no more than thirty-one
(31) days which overlaps two (2) Computation Periods, all such Hours of Service shall be credited to either the first or the second of such Computation Periods as the Committee, in its sole discretion, may determine on a consistent basis with respect to all Employees within the same job classification, reasonably defined.

             2.20(6) Uncompensated Leaves of Absence. Solely for purposes of determining whether an Employee has a One-Year Break in Service, Hour of Service shall include each hour (credited on the basis of the schedule of equivalent hours set forth in Subsection 2.20(7) below if any, or if not, on the basis of eight (8) Hours of Service for each workday of such Leave of Absence) for which an Employee is not paid but is on a Leave of Absence.

             2.20(7) Determination of Hours of Service to be Credited to Employees. The determination of the Hours of Service which must be credited to an Employee in accordance with the provisions of this Section 2.20 shall be based upon an equivalency schedule of forty-five (45) Hours of Service per week in which an hourly-paid employee would be credited with an Hour of Service under this Section 2.20, if compensated on a weekly basis and credited with one
(1) Hour of Service in the week.

    2.21 "Leave of Absence" shall mean an absence from the active employment of an Employer by reason of an approved absence granted by such Employer on the basis of a uniform policy applied by such Employer without discrimination. Such a Leave of Absence will not constitute a Termination of Employment provided the Employee returns to the active employment of the Employer at or prior to the expiration of his leave, or if not specified therein, within the period of time which accords with such Employer's policy with respect to permitted absences. If the Employee does not return to the active employment of such Employer at or prior to the expiration of his Leave of Absence, his employment will be considered terminated as of the date on which his leave began. Notwithstanding the foregoing provisions of this Section, absence from the active service of the Employer because of military service will be considered a Leave of Absence granted by an Employer and will not terminate the employment of an Employee if he returns to the active employment of an Employer within the period of time during which he has reemployment rights under any applicable federal law or within sixty (60) days from and after discharge or separation from such military service if no federal law is applicable. However, no provision of this Section or of the remainder of the Plan shall require reemployment of any Employee whose active service with an Employer was terminated by reason of military service.

         2.22 "One-Year Break in Service" shall mean a Plan Year during which an Employee has five hundred (500) or fewer Hours of Service.

                 Notwithstanding any other provision of this Section 2.22 to the contrary, solely for purposes of determining whether an Employee has a One-Year Break in Service, Hours of Service shall include hours during which an Employee is first absent from work for any period solely for one of the following reasons: (i) by reason of (a) the Employee's pregnancy, (b) the birth of the Employee's child, (c) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (ii) for the purpose of caring for such child for a period beginning immediately following such birth or placement. Hours of Service shall be credited for purposes of this Subsection to the Plan Year in which such absence from work begins, provided crediting of such Hours of Service in such Plan Year would prevent the Participant from incurring a One-Year Break in Service in such Plan Year solely because of the crediting of hours in such Plan Year. In any other case, Hours of Service shall be credited for purposes of this Subsection to the immediately following Plan Year. The Hours of Service credited for purposes of this Subsection shall be those hours which otherwise normally would have been credited but for such absence, or, in any case in which the Committee is unable to determine the hours normally credited, Hours of Service shall be calculated on the basis of the schedule of equivalent hours set forth in Subsection 2.20(7), if any, or if not on the basis of eight (8) Hours of Service for each workday of such absence. The total number of Hours of Service required to be credited for any absence described in this Subsection shall not exceed five hundred one (501). Notwithstanding the foregoing provisions of this Section, no Hours of Service credit shall be given pursuant to this Subsection unless the Employee furnishes the Committee with such information as the

Committee shall require to establish: (i) that the absence from work was solely for the reasons referred to herein, and (ii) the number of days for which there was such an absence.

         2.23 "Participant" shall mean an Eligible Employee who participates in the Plan as provided in Article III hereof or a former Employee who has a vested interest in the Plan.

         2.24 "Plan" shall mean the HealthCor Employee Stock Ownership Plan as set forth in this document, and as hereafter amended.

         2.25 "Plan Year" shall mean the twelve (12) consecutive month period beginning April 1 and ending on March 31.

                 If any Plan Year consists of less than twelve (12) consecutive months (hereinafter referred to as the "Short Plan Year"), the following rules shall apply:

                 (1) Where Hours of Service are relevant to the allocation of Company Contributions, a Participant receives credit for the requisite number of hours required for purposes of receiving an allocation of Company Contributions if the Participant receives credit for the Applicable Hours during the Short Plan Year. For purposes of this paragraph, "Applicable Hours" shall mean the product of (a) the requisite number of required hours times (b) a fraction whose numerator is the number of complete months in the Short Plan Year and whose denominator is 12.

                 (2) Where hours of service and years of service are relevant for vesting purposes under this Plan, an Employee shall receive credit for one (1) Vesting Year of Service for the Short Plan Year, if the Employee completes 1,000 Hours of Service in the twelve (12) consecutive-month period beginning on the first day of the Short Plan Year (the "Short Year Computation Period") and shall receive credit for another Vesting Year of Service as appropriate for the Plan Year in which such Short Year Computation Period ends (the "Succeeding Computation Period") if the Employee completes 1,000 Hours of Service in the Succeeding Computation Period. Hours of Service completed during the period between the end of the Short Plan Year and the end of the Short Year Computation Period shall be credited to both the Short Year Computation Period and to the Succeeding Computation Period.

         2.26. "Promissory Note" shall mean each purchase money obligation executed by the Trustee for the purpose of acquiring shares of Company Stock
(i) from a "disqualified person" within the meaning of Code Section 4975 or a "party in interest" within the meaning of Section 3(14) of ERISA or (ii) from any other person if the purchase money obligation payable to such other person is guaranteed by a "disqualified person" or a "party in interest." Shares of Company Stock acquired with each Promissory Note shall be held in separate Suspense Accounts. The terms of each Promissory Note and any security agreements executed by the Trustee in connection therewith shall be subject to the provisions set forth in the Trust Agreement.

         2.27 "QDRO Account" shall mean that part of any other Account which has been isolated from such Account for the benefit of an Alternate Payee pursuant to a Qualified Domestic Relations Order.

         2.28 "Qualified Domestic Relations Order" shall mean a judgment, order or decree which:

                 2.28(l) Relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant; and

                 2.28(2) Is made pursuant to a state domestic relations law (including a community property law); and

                 2.28(3) Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan; and

                 2.28(4) Is determined by the Plan Administrator to meet all applicable requirements pursuant to the procedure established by the Committee for determining whether an order is a Qualified Domestic Relations Order pursuant to Code Section 414(p).

         2.29 "Required Beginning Date" shall mean, for Plan Years beginning after December 31, 1988, April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2).

         2.30 "Retirement Date" shall mean the first day of the month coinciding with or next following the later of: (i) the date on which occurs the sixty-fifth (65th) birthday of a Participant, and (ii) the fifth (5th) anniversary of the date the Participant commenced participation in the Plan.

         2.31 "Self-Employed Individual" means an individual who has Earned Income for the taxable year from a trade or business which has established the Plan, and, also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

         2.32    "Sponsoring Company" shall mean HealthCor Holdings, Inc.

         2.33 "Suspense Account" means the record maintained by the Committee pursuant to Section 5.02 of shares of Company Stock which have been acquired by the Trustee with a Promissory Note and which have not been allocated to the Accounts of Participants.

         2.34 "Termination of Employment" shall mean the termination of employment with all Employers and all Affiliated Companies, whether voluntarily or involuntarily, other than by reason of a Participant's retirement after attaining his Retirement Date or after sustaining Total and Permanent Disability, or death. All references to Termination of Employment shall include termination of self-employment for a Self-Employed Individual.

         2.35 "Total and Permanent Disability" shall mean a physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which constitutes total and permanent disability under (i) the long term disability plan maintained by the Employer or the Affiliated Company which employs the Participant, and for which the Participant has submitted evidence that he has actually been approved for long term disability benefits; or (ii) in the absence of such a plan, the then existing rules and regulations of the Social Security Administration.

         2.36 "Trust" shall mean the legal entity resulting from the Trust Agreement between the Sponsoring Company and the Trustee who receives the contributions under the Plan, and holds, invests, and disburses funds to or for the benefit of Participants and their Beneficiaries.

         2.37 "Trust Agreement" shall mean the instrument establishing the Trust, as amended from time to time.

         2.38 "Trust Fund" shall mean all assets of whatsoever kind or nature from time to time held by the Trustee pursuant to the Trust Agreement without distinction as to income and principal.

         2.39 "Trustee" shall mean the party or parties, individual or corporate, named in the Trust Agreement and any duly appointed additional or successor Trustee or Trustees acting thereunder.

         2.40 "Valuation Date" shall mean the last day of the Plan Year. In the event of an emergency valuation pursuant to Section 6.07 hereof, the Valuation Date shall be the date of the emergency valuation as determined by the Committee.

         2.41 "Valuation Period" shall mean the twelve (12) month period ending on the last day of the Plan Year. In the event of an emergency valuation pursuant to Section 6.09 hereof, the Valuation Period shall mean the period from the last previous Valuation Date to the date of such emergency valuation as determined by the Committee. The next Valuation Period following an emergency valuation shall begin on the day following the day of the emergency valuation and end on the next Valuation Date.

         2.42 "Vesting Year of Service" shall mean a Plan Year, beginning with the Plan Year in which the Employee commenced employment or reemployment with an Employer or any Affiliated Company, during which a Participant has completed one thousand (1,000) or more Hours of Service with an Employer or Affiliated Company, subject to the provisions of Section 3.03 hereof.

         2.43 Whenever a noun, or a pronoun in lieu thereof, is used in this Plan in plural form and there be only one person, thing or institution within the scope of the word so used, or in singular form and there be more than one person, thing or institution within the scope of the word so used, such word, or the pronoun used in lieu thereof, shall have a plural or singular meaning, as the case may be. Pronouns of the masculine gender may mean the feminine and vice versa.

         2.44 The words "herein," "hereof," and "hereunder" shall refer to the Plan.

         2.45 The expressions listed below shall have the meanings stated in the Sections or Subsections hereof respectively indicated:

         "Annual Additions"                Section 5.03

         "Annual Statement"                Section 6.05

         "Company Contribution"            Section 4.01

         "Compensation"                    Section 2.10;
                                           Subsection 19.03(l)

         "Computation Period"              Subsection 2.20(l)

         "Defined Benefit Plan"            Subsection 5.06(2);
                                           Subsection 19.01(l)

         "Defined Benefit Plan"
           Fraction"                       Subsection 5.06(3)

         "Defined Contribution Plan"       Subsection 5.06(4);
                                           Subsection 19.01(2)

         "Defined Contribution
           Plan Fraction"                  Subsection 5.06(5)

         "Determination Date"              Subsection 19.01(3)

         "Effective Date"                  Section 2.13

         "Eligibility Year of Service"     Section 3.03

         "Eligible Participant"            Section 5.01

         "Employment Period"               Section 3.03

         "Entry Date"                      Section 3.01

         "Forfeiture"                      Subsection 10.04(5)

         "Former Employee"                 Section 2.19

         "Highly Compensated Employee"     Section 2.19

         "Indemnified Person"              Section 13.12

         "Key Employee"                    Subsection 19.01(4)

         "Key Employee Participant"        Subsection 19.01(5)

         "Limitation Year"                 Subsection 5.06(6)

         "Limitation Year Compensation"    Section 2.19;
                                           Subsection 5.06(7);
                                           Subsection 19.01(6)

         "Named Fiduciaries"               Section 13.09

         "Non-Key Employee"                Subsection 19.01(7)

         "Nonvested Amount"                Subsection 10.04(2)

         "Option Periods"                  Section 11.06

         "Option Price"                    Section 11.06

         "Participant Offier"              Section 11.09

         "Permissive Aggregation Group"    Subsection 19.01(8)

         "Plan Administrator"              Section 13.07

         "Put"                             Section 11.06

         "Qualified Consent"               Subsection 9.02(2)

         "Qualified Plan"                  Section 4.03

         "Required Aggregation Group"      Subsection 19.01(9)

         "Retirement Plan"                 Subsection 5.06(l)

         "Super Top Heavy Plan"            Subsection 19.02(2)

         "Tender"                          Subsection 6.06(3)

         "Third Party Offer"               Section 11.09

         "Top Heavy Plan"                  Subsection 19.02(l)

         "Top Heavy Ratio"                 Subsection 19.02(3)

         "Unclaimed Benefits Account"      Subsection 12.06(2)

         "Valuation Date"                  Section 2.40;
                                           Subsection 19.01(10)

                                  ARTICLE III

                 REQUIREMENTS FOR ELIGIBILITY AND PARTICIPATION

         3.01 Service. Each Employee who, as of the Effective Date, is an Eligible Employee and who has received Compensation during the twelve (12) month period ending March 31, 1991 (increased pro rata for employment of less than one year) of at least $2,500, shall become a Participant in the Plan as of the later of the Date of Employment or April 1, 1990, regardless of such Employee's Hours of Service.

         Each other Eligible Employee, and each Eligible Employee employed on or after the Effective Date, shall become a Participant as of the April 1 or, if later, the Employee's Date of Employment (the "Entry Date") immediately preceding the date upon which such Eligible Employee completes either an Eligibility Year of Service or completes 1000 Hours of Service during a Plan Year. In the event an Eligible Employee suffers a Termination of Employment or transfers to an Affiliated Company after completing an Eligibility Year of Service but prior to the Entry Date upon which such Eligible Employee would have participated in the Plan, and such Eligible Employee is reemployed by or transfers back to an Employer after the Entry Date upon which the Eligible Employee would have participated in the Plan but prior to a One-Year Break in Service, such Eligible Employee shall participate in the Plan as of his Date of Reemployment or date he transfers back to an Employer, as applicable.

         3.02 Employment with a Predecessor Employer. If the Plan had previously been maintained by a predecessor of an Employer, whether a corporation, partnership, sole proprietorship or other business entity, any period of employment with such predecessor shall be treated as a period of employment with an Employer. If the Plan had not been previously maintained by a predecessor of an Employer, employment with such predecessor shall not be taken into account, except to the extent required pursuant to regulations prescribed by the Secretary of the Treasury or his delegate.

         3.03 Eligibility Year of Service. An "Eligibility Year of Service" shall mean the Employment Period during which such Employee performs one thousand (1,000) or more Hours of Service subject to the provisions of Section
3.02 hereof. For purposes of determining an Employee's Eligibility Year of Service, the "Employment Period" to be used shall be the initial twelve (12) consecutive month period beginning on an Employee's Date of Employment and thereafter the Plan Year within which occurs the Employee's Date of Employment. Any Employee who is credited with one thousand (1,000) or more Hours of Service with an Employer or any Affiliated Company in both the initial twelve (12) month period beginning on such Employee's Date of Employment and the Plan Year within which such initial twelve (12) month period ends, shall be credited with two (2) Eligibility Years of Service at the end of such Plan Year.

         3.04 Breaks in Service. In the event that a Participant who has suffered a Termination of Employment and has a period of One-Year Breaks in Service is subsequently reemployed by an Employer, for purposes of determining his eligibility to participate in the Plan after his reemployment, he shall resume participation in the Plan effective as of his Date of Reemployment.

         3.05    Change in Status of Eligible Employee.

                 3.05(1) In the event an Employee, including an Employee who previously was not defined as an Eligible Employee under Section 2.14 hereof, becomes defined as an Eligible Employee, such individual shall become a Participant in the Plan as of the date he becomes defined as an Eligible Employee, provided he has met the other requirements for eligibility set forth in Section 3.01 hereof and previously would have begun to participate in the Plan had he been defined as an Eligible Employee.

                 3.05(2) In the event a Participant who ceased to be defined as an Eligible Employee under Section 2.14 hereof but who did not incur a Termination of Employment with an Employer subsequently becomes defined as an Eligible Employee again, such Eligible Employee shall recommence participation in the Plan for all purposes without regard to the limitations imposed by
Section 5.07 hereof, as of the date he again becomes defined as an Eligible Employee.

         3.06 Participation in the Plan. Each Eligible Employee shall be provided with such information as is required by ERISA within the time prescribed for providing such information. In addition, each Participant shall be provided with a designation of Beneficiary form which shall provide for a designation of one or more Beneficiaries to receive benefits in the event of the Participant's death.

                                   ARTICLE IV
                                 CONTRIBUTIONS

         4.01    Employer Contributions

                 4.01(1) Each Employer shall pay to the Trustee as a contribution (the "Company Contribution") for a Plan Year such an amount, if any, as shall be determined by the Board of Directors of such Employer. No Employer shall be required to make a contribution for any Plan Year, and each Employer's Board of Directors shall have the sole discretion to determine whether any such contribution shall be made for a Plan Year; provided, however, that subject to the limitations contained in Section 404(a) of the Code including the carryover provisions, each Employer shall make a contribution for each Plan Year in which a Promissory Note is outstanding in an amount which shall not be less than the amount required to be paid under each Promissory Note for such Plan Year and a contribution which may be necessary to make cash distributions to Participants for any fractional shares pursuant to the provisions of Section 11.01. Employer's Company Contributions may be made in cash or in shares of Company Stock or in a combination of cash and shares of Company Stock.

                 4.01(2) A contribution made by an Employer may be paid to the Trustee on or before the date prescribed by the Code for filing the Employer's federal income tax return for such taxable year (or such later date as may be the extended filing date for such taxable year).

         4.02    Participant Contributions Prohibited

                 A Participant may not make contributions to the Plan.

         4.03    Rollover and Transfer Contributions Prohibited

                 The Trustee is not authorized to accept, from a Participant, any part of the cash and other property (including the sales proceeds of such property) distributed for the benefit of the Participant from another employee benefit plan that is qualified under Section 401(a) of the Code (a "Qualified Plan") or from an individual retirement account or annuity, as defined in
Section 7701(a)(37) of the Code. The Trustee is not authorized to accept a direct transfer of assets to the Plan on behalf of a Participant from another Qualified Plan.

         4.04    In-Service Withdrawals Prohibited

                 In no event will a Participant be entitled to withdraw all or any part of his Accounts.

                                   ARTICLE V

                      ALLOCATION TO PARTICIPANTS' ACCOUNTS

         5.01    Method of Allocating Company Contributions and Forfeitures.

                 5.01(1) Allocations in General. Subject to Sections 5.03, 5.04, 5.05 and Subsection 19.03(3) hereof, the total Company Contributions for each Plan Year shall be allocated among all Participants (the "Eligible Participants") who have either: (i) completed one thousand (1,000) or more Hours of Service with one or more Employers for such Plan Year and are employed by an Employer on the last day of the Plan Year, or (ii) died, retired or suffered Total and Permanent Disability during such Plan Year, regardless of whether such Participants have completed one thousand (1,000) or more Hours of Service for such Plan Year. Each Eligible Participant's allocable share of Company Contributions shall be in the proportion that his Compensation for such Plan Year bears to the total Compensation for all Eligible Participants for such Plan Year.

                 The total of all Forfeitures under this Plan shall be applied first to fund any restoration of Forfeitures pursuant to Section 10.05 hereof, and thereafter shall be applied to reduce the amount of Company Contributions under Section 4.01. Forfeitures shall be applied to reduce each Employer's Company Contributions in the proportion that each Employer's Company Contribution for such Plan Year bears to the total of all Company Contributions for such Plan Year.

                 5.01(2) Allocation to a Participant Who Ceases to be an Eligible Employee or Who is Transferred to an Affiliated Company Which Has Not Adopted the Plan. If a Participant who is an Eligible Employee ceases to be an Eligible Employee or is transferred from an Employer to an Affiliated Company, he shall participate in the allocation of Company Contributions for the Plan Year in which the cessation or transfer took place, provided the Employee either (i) completes one thousand (1,000) Hours of Service with an Employer or an Affiliated Company in such Plan Year and is employed by an Employer or an Affiliated Company on the last day of the Plan Year or (ii) dies, retires, or suffers Total and Permanent Disability during such Plan Year, regardless of whether such Participant has completed one thousand (1,000) or more Hours of Service for such Plan Year. Such allocation shall be made upon the basis of such Participant's Compensation from the Employer up to the date of the cessation of Eligible Employee status or transfer. In any subsequent Plan Year, such Participant shall receive no further allocations of any Company Contributions under the Plan unless and until he subsequently becomes an Eligible Employee.

         5.02    Release of Shares from Suspense Accounts

                 5.02(1) General. The Committee shall establish a separate Suspense Account for shares of Company Stock acquired with each Promissory Note. The earnings, including cash dividends paid on the shares of Company Stock, if any, on allocated and unallocated shares of Company Stock acquired with indebtedness represented by a Promissory Note shall be accounted for separately from other assets of the Trust Fund and shall be used to pay interest and/or principal on the Promissory Note until the Promissory Note has been retired. For purposes of allocating to Participants' Accounts shares released from a Suspense Account by reason of the payment of principal and/or interest with earnings on such Company Stock, such earnings shall be deemed to have been allocated first to Participants' Accounts pursuant to Section 6.03 and then charged to such Accounts in the manner provided in Section 5.02(2).

                          As of each Valuation Date there shall be released
from the applicable Suspense Account for allocation to Participants' Accounts in the manner specified in Section 5.02(2) below a number of shares of Company Stock equal to the number of shares of Company Stock in such Suspense Account on such Valuation Date multiplied by a fraction, the numerator of which shall be the amount of principal and interest payments under the terms of the applicable Promissory Note made since the previous Valuation Date, and the denominator of which shall be the sum of (1) the numerator and (2) the remaining principal and interest to be paid under such Promissory Note for the current Plan Year and all future Plan Years, without regard to any possible extension or renewal periods of such Promissory Note. If the interest rate under a Promissory Note is variable, the calculation of the remaining interest to be paid in future Plan Years for the denominator of the fraction described above shall be based on the interest rate in effect under such Promissory Note on the Valuation Date with respect to which the fraction is applied. The interest of each Participant in Company Stock released from a Suspense Account shall be allocated to his Accounts in shares of such Company Stock.

                 5.02(2) Charges and Credits to Accounts. Each Participant's Accounts shall be charged with the Participant's share of any cash or property allocated to his Accounts which is used by the Trustee to purchase shares of Company Stock free from encumbrance or to release shares of Company Stock from the

Suspense Account in the manner described in Section 5.02(l) above, and the shares of Company Stock so purchased or released shall be allocated to the Participant's Accounts to the extent that such Accounts have been so charged. In addition, if shares of Company Stock are acquired from a Participant's Account to provide for a distribution pursuant to Section 11.01, such Account shall be credited with the cash or property used to acquire such shares of Company Stock. Further, each Participant's Account shall be credited with stock dividends on Company Stock which are allocated to such Participant's Accounts.

                 5.02(3) Prohibited Allocations. No portion of the assets of the Plan attributable to Company Stock acquired by the Plan in a sale to which Code Section 1042 applies may accrue to or be allocated, directly or indirectly, under any plan of the Sponsoring Company (or any Affiliated Company) meeting the requirements of Code Section 401(a), during the "non-allocation period," for the benefit of: (i) any Participant who makes an election under Code Section 1042(a) with respect to Company Stock; or (ii) any individual who is related to such a Participant within the meaning of Code
Section 267(b); or (iii) for the benefit of any other person who owns (after application of Code Section 318(a)) more than (x) 25% of any class of outstanding stock of the corporation which issued the Company Stock or of any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 409(l)(4)) as such corporation, or (y) 25% of the total value of outstanding stock of any such corporation. The "non-allocation period" shall be the period beginning on the date of the sale of the Company Stock and ending on the later of (i) the date which is 10 (ten) years after the sale of Company Stock; or (ii) the date of allocation attributable to the final payment under the Promissory Note incurred in connection with such sale. The Trustee may establish subaccounts that it deems necessary in order to comply with the provisions of this Section 5.02(3).

         5.03    Limitation on Annual Additions.

                 5.03(1) Notwithstanding any other provision of the Plan, the sum of the Annual Additions to a Participant's Account for any Limitation Year shall not exceed the lesser of: (i) Thirty Thousand Dollars ($30,000) or, of greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in Code Section 415(b)(1)(A) as in effect for the Limitation Year, or (ii) twenty-five percent (25%) of such Participant's Limitation Year Compensation for the entire Limitation Year (even though such Participant may not have been a Participant for the entire Limitation Year). Notwithstanding the foregoing, if no more than one-third of the Employer Company Contributions to the Plan for a Plan Year are allocated to the accounts of Highly Compensated Employees, the following amounts shall be excluded in determining the Annual Addition of each Participant for such Plan Year: (i) Forfeitures of Company Stock acquired with the proceeds of a Promissory Note, or (ii) Employer Company Contributions to the Plan which are used to pay the interest on a Promissory Note and which are deductible under Code Section 404(a)(9)(B) and which are charged against the Participant's Account. If a Limitation Year is less than a 12-consecutive month period, the above dollar limitations for the short Limitation Year shall not exceed the amount determined in the first sentence of this Section 5.03(l) multiplied by a fraction, the numerator of which is the number of whole months in the short Limitation Year and the denominator of which is twelve (12). The term "Annual Additions" to a Participant's Account for any Limitation Year shall mean the sum of:

                          (a)     such Participant's allocable share of the
Company Contributions credited to such Participant within such Limitation Year; and

                          (b)     such Participant's allocable share of
Forfeitures, if any, credited to such Participant within such Limitation Year;
and

                          (c)     any amount allocated to an "individual
medical account," as defined in Code Section 415(l)(2), which is part of a Defined Benefit Plan maintained by an Employer; and

                          (d)     any amounts derived from contributions paid
or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by an Employer.

                 A corrective allocation pursuant to Section 6.08 shall be considered an Annual Addition for the Limitation Year to which it relates.

                 5.03(2) In the event that as a result of: (i) the allocation of Forfeitures, (ii) a reasonable error in estimating Participant's Limitation Year Compensation, or (iii) other facts and circumstances which the Internal Revenue Service finds justify the availability of the provisions of this Subsection 5.03(2) and Subsections 5.03(3) and 5.03(4), it is determined that, but for the limitations contained in Subsection 5.03(l), the Annual Additions to a Participant's Account for any Limitation Year would be in excess of the limitations contained herein, such Annual Additions shall be reduced to the extent necessary to bring such Annual Additions within the limitations contained in Subsection 5.03(l) by reducing such Participant's allocable share of Forfeitures, if any, for the Plan Year ending within such Limitation Year, then by reducing such Participant's allocable share of Company Contributions for the Plan Year ending within such Limitation Year.

                 5.03(3) If, and to the extent that the amount of any Participant's allocable share of Forfeitures, if any, or Company Contributions, if any, is reduced in accordance with the provisions of Subsection 5.03(2) above, the amount of such reduction shall, subject to the limitations of Subsection 5.03(1), be allocated among all of the remaining Participants in the Plan.

                 5.03(4) If, after the allocations in accordance with Subsection 5.03(3), any amount remains which cannot be allocated to any Participant as a result of the limitations contained herein, such amount shall be maintained in a separate suspense account under the Trust to be allocated among Participants in the next succeeding Plan Year in the same manner as provided for in Subsection 5.03(3). Any suspense account established pursuant to this Subsection 5.03(4) shall not be adjusted to reflect net income, loss, appreciation or depreciation in the value of the Trust Fund as provided for a Participant's regular Accounts pursuant to Section 6.03 hereof.

         5.04 Limitations on Annual Additions for Employers or Affiliated Companies Maintaining Other Defined Contribution Plans. In the event that any Participant in this Plan is also a participant under any other Defined Contribution Plan maintained by an Employer or an Affiliated Company (whether or not terminated), the total amount of Annual Additions to such Participant's accounts under all such Defined Contribution Plans shall not exceed the limitations set forth in Subsection 5.03(1) hereof. If such total amount of Annual Additions to a Participant's accounts under all such Defined Contribution Plans does exceed the limitations set forth in Subsection 5.03(1) hereof, then the Annual Additions to such Participant's Accounts in this Plan shall be reduced, and such reduction shall be accomplished in accordance with the provisions of Section 5.03 hereof.

         5.05 Limitations on Annual Additions for Employers or Affiliated Companies Maintaining Defined Benefit Plans. In the event that any Participant under this Plan is a participant under one or more Defined Benefit Plans maintained by an Employer or an Affiliated Company (whether or not terminated), then the sum of the Defined Benefit Plan Fraction for such Limitation Year and the Defined Contribution Plan Fraction for such Limitation Year shall not exceed one (1.0). If the sum of the Defined Benefit Plan Fraction for any Limitation Year and the Defined Contribution Plan Fraction for such Limitation Year does exceed one (1.0), then the Committee shall adjust the numerator of the Defined Benefit Plan Fraction so that the sum of both fractions shall not exceed 1.0 in any Limitation Year for such Participant.

         5.06 Definitions for Purposes of Determining the Annual Addition Limitations. For purposes of Sections 5.03, 5.04 and 5.05 hereof and this
Section 5.06, the following definitions shall apply:

                 5.06(1) "Retirement Plan" shall mean (a) any profit-sharing, pension or stock bonus plan described in Code Sections 401(a) and 501(a), (b) any annuity plan or annuity contract described in Code Section 403(a) or 403(b), and (c) any simplified employee pension plan described in Code Section 408(k).

                 5.06(2) "Defined Benefit Plan" shall mean any Retirement Plan which does not meet the definition of a Defined Contribution Plan.

                 5.06(3) "Defined Benefit Plan Fraction" shall mean a fraction calculated in accordance with Code Section 415(e)(2). Notwithstanding the preceding sentence, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by an Employer or an Affiliated Company which were in existence on May 6, 1986, the denominator of the Defined Benefit Plan Fraction will not be less than 125 percent of the sum of the projected annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                 5.06(4) "Defined Contribution Plan" shall mean a Retirement Plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains or losses, and any forfeitures of accounts of other participants which may be allocated to such participant's account. For purposes of Sections 5.03, 5.04 and 5.05, a Participant's voluntary nondeductible contributions to a Defined Benefit Plan shall be treated as being part of a separate Defined Contribution Plan.

                 5.06(5) "Defined Contribution Plan Fraction" shall mean a fraction calculated in accordance with Code Sections 415(e)(3), (4) and (6). If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by an Employer or an Affiliated Company which were in existence on May 6, 1986, the numerator of the Defined Contribution Plan Fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of the Defined Contribution Plan Fraction, will be permanently subtracted from the numerator of the Defined Contribution Plan Fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                          The Annual Addition for any Limitation Year beginning
before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

                 5.06(6)  "Limitation Year" shall mean the Plan Year.

                 5.06(7) "Limitation Year Compensation" shall mean the aggregate of all wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with all Employers and Affiliated Companies, to the extent the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, fringe benefits, reimbursements, and expense allowances) as more fully described in Code Section 415(c)(3) and the regulations thereunder, which are actually paid or made available to a Participant who is an Employee but is not a Self-Employed Individual within a Limitation Year. In the case of any Self-Employed Individual, "Limitation Year Compensation" shall mean the individual's Earned Income for such Limitation Year. Limitation Year Compensation shall not include the following:

                          (a)     Contributions to a plan of deferred
compensation to the extent that, before the application of the limitations of Code Section 415 to the Plan, the contributions are not included in the gross income of the Participant for the taxable year in which contributed, or contributions under a simplified employee pension plan to the extent the contributions are deductible by the Participant, and any distributions from a plan of deferred compensation other than an unfunded nonqualified plan of deferred compensation;

                          (b)     Amounts realized from the exercise of a
non-qualified stock option, or amounts realized under Code Section 83 with respect to restricted property held by a Participant that becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                          (c)     Amounts realized from the sale, exchange or
other disposition of stock acquired under a qualified stock option within the meaning of Code Section 422A; and

                          (d)     Moving expense reimbursements that are
deductible by the Employee under Code Section 217;

                          (e)     Other amounts that receive special tax
benefits within the meaning of Treasury Regulation Section 1.415-2(d)(2), such as premiums for group term life insurance (but only to the extent that premiums are includible in the gross income of the Participant), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract covered by Code Section 403(b) (whether or not the contributions are excludible from the gross income of the Participant).

         5.07 Cessation of Eligible Employee Status. Subject to the exception at Section 5.01(2), if any Participant does not incur a Termination of Employment but ceases to be an Eligible Employee as defined in Section 2.14 hereof, then, during the period that such Participant is not an Eligible Employee as defined in such Section 2.14 hereof: (i) such Participant shall not receive any further allocation of any Company Contributions, if any under the Plan pursuant to Section 5.01, (ii) such Participant's Accounts shall continue to share in the earnings or losses of the Trust Fund, and (iii) such Participant shall receive credit for vesting purposes pursuant to Section 10.01 hereof for any Vesting Years of Service completed during such period.

                                   ARTICLE VI

                     ACCOUNTS AND VALUATION OF TRUST FUND

         6.01 Participant's Accounts. The assets of the Trust Fund shall constitute a single fund in which each Participant, Beneficiary or Alternate Payee shall have his proportionate interest as provided in this Plan. The Committee shall maintain, or cause to be maintained, with respect to each Employer, individual Accounts for each Participant, Beneficiary or Alternate Payee. A Participant shall have a Company Contribution Account, and, where appropriate, an Alternate Payee shall have a QDRO Account. In addition, the Committee may establish, one or more subaccounts of a Participants' Accounts, if the Committee determines that such subaccounts are necessary or appropriate to administer the Plan. Each Account shall reflect the credits and charges allocable thereto in accordance with the Plan. The Committee shall maintain, or cause to be maintained, records which will adequately disclose at all times the state of the Trust Fund and of each separate interest therein. The books, forms and methods of accounting shall be entirely in the hands of and subject to the supervision of the Committee.

         6.02 Accounts of Participants Transferred to an Affiliated Company Which Has Not Adopted the Plan. If a Participant is transferred to an Affiliated Company, the amount in the Trust which is credited to his Accounts shall continue to share in the earnings or losses of the Trust Fund, and such Participant's rights and obligations with respect to such Accounts shall be governed by the provisions of the Plan and Trust.

         6.03    Accounting for Trust Fund Income or Losses

                 The Trustee, through its accounting records, shall clearly segregate each Account hereunder and each subaccount thereof established pursuant to Sections 5.02 and 6.01, and shall maintain a separate and distinct record of all income and losses of the Trust Fund attributable to each such Account or subaccount. Except as provided in the last paragraph of this Section, income or loss of the Trust Fund shall include any unrealized increase or decrease in the fair market value of the assets of the Trust Fund as such values are determined by the Trustee pursuant to Section 6.04.

                 The share of net income or net loss of the Trust Fund to be credited to, or deducted from, each Account of each Participant shall be the allocable portion of the net income or net loss of the Trust Fund attributable to each such Account determined by the Trustee as of each Valuation Date in a uniform and nondiscriminatory manner, based upon the ratio that the balance of each such Account as of the previous Valuation Date bears to all such Account balances after adjustment for withdrawals, distributions and other additions or subtractions that may be appropriate.

                 The share of net income or net loss to be credited to, or deducted from, any subaccount established for a Participant shall be an allocable portion of the net income or net loss credited to or deducted from the Account under which such subaccount is established.

                 The amount of cash dividends paid with respect to shares of Company Stock held in the Trust Fund and allocated to the Account of each Participant at a time when there are no Promissory Notes or other indebtedness incurred by the Trustee outstanding may be paid to the Participant or his Beneficiary no later than 90 days after the close of the Plan Year in which the dividend is paid.

                 For purposes of this Section, the share of net income or net loss of the Trust Fund allocable to the Accounts of Participants shall not include any unrealized increase or decrease in the fair market value of Company Stock held in a Suspense Account.

         6.04    Valuation of Trust Fund

                 The fair market value of the total net assets comprising the Trust Fund shall be determined by the Trustee as on the last day of the Plan Year. The fair market value of shares of Company Stock that are not readily tradeable on an established securities market shall be determined by an independent appraiser meeting requirements similar to the requirements of the Treasury Regulations under Section 170(a)(1) of the Code.

                 The Employers, the Committee and the Trustee do not guarantee the Participants or their Beneficiaries against loss or depreciation or fluctuation of the value of the assets comprising the Trust Fund.

         6.05    Annual Statement of Accounts

                 The Committee shall furnish each Participant or his Beneficiary, at least annually, a statement (referred to as the "Annual Statement") showing: (a) the value of his Accounts at the end of the Plan Year,
(b) the allocations to and distributions from his Accounts during the Plan Year, and

(c) his vested and nonforfeitable interest in his Accounts at the end of the Plan Year, provided, however, that no Annual Statement shall be provided to a Participant or his Beneficiary after such Participant's entire vested and nonforfeitable interest in his Accounts has been distributed to the Participant or his Beneficiary. In addition, the Annual Statement shall include other information required to be furnished to each Participant or his Beneficiary under applicable disclosure or reporting laws.

         6.06    Voting of Company Stock; Tender Offers

                 6.06(1) Voting of Stock - Registered Stock. Each Participant and former Participant shall be entitled to instruct the Trustee in the manner of voting the number of shares of Company Stock in the Trust Fund which have been allocated to his Account. For all purposes of this Section 6.06(l), the shares of Company Stock allocated to an active Participant's Account (not including former Participants) shall be treated as including a portion of the unallocated shares of Company Stock held in a Suspense Account; for this purpose the unallocated shares shall be considered allocated to active Participants' Accounts by assuming that all such unallocated shares of Company Stock had been allocated to active Participants in the Plan as of a date selected by the Committee, based upon such active Participants' comparative Company Stock account balances (i.e., Company Stock in an active Participant's Account as a percentage of all Company Stock in the Accounts of all active Participants). The Trustee shall establish procedures to solicit instructions from Participants with respect to voting shares of Company Stock allocated to their Accounts and transmit such instructions to the Trustee. The Trustee shall be bound to follow the instructions of Participants, acting as named fiduciaries under Section 403(a)(1) of ERISA, with respect to voting shares of Company Stock which have been allocated (or treated as having been allocated) to Accounts with fractional shares being voted on a combined basis to the extent possible to reflect the directions of the voting Participants; provided, however, that f Participant does not respond in a timely fashion to the solicitation of voting instructions, the shares of Company Stock allocated (or treated as having been allocated) to such (Participant's Accounts shall, to the extent consistent with ERISA, be voted by the Trustee in the same manner (and in the same proportions) as the shares for which the Trustee does receive instructions from Participants. Reasonable means shall be employed by the Trustee to provide confidentiality with respect to the voting by such Participants and the Trustee shall hold such directions in confidence and shall not divulge or release such directions to any person, including the

Employer or any director, officer, employee or agent of the Employer, it being the intent of this provision of this Section to ensure that the Employer (and its directors, officers, employees and agents) cannot determine the direction given by any Participant.

                 6.06(2) Voting of Company Stock - Non-Registered Stock. Notwithstanding the provisions of Subsection 6.06(1), if any Company Stock allocated to a Participant's Account is not a "registration type class of securities," the Participant shall be entitled to instruct the Trustee with respect to voting such Company Stock (in accordance with the provisions of Subsection 6.06(l)) only with respect to any corporate matter which involves the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Secretary of the Treasury may prescribe in regulations pursuant to the provisions of Section 409(e) of the Code.

                          If a matter is to be submitted to the holders of
Company Stock which is not a "registration type class of securities" and it is not necessary that the Participant be entitled to instruct the Trustee with respect to voting in accordance with this Section, the Trustee, in its discretion, shall vote all shares of such Company Stock held by it (or exercise dissenter's rights, if applicable) after consultation with the Committee. "Registration type class of securities" shall mean any class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934, or exempt from such registration solely by reason of Section 12(g)(2)(h) (concerning interests in pooled investment vehicles issued to annuity plans or qualified pension, profit sharing, or stock bonus plans).

                 6.06(3) Tender or Exchange Offers. In the event of a tender offer, exchange offer, or other offer for 10% or more of the shares of Company Stock held in the Trust (such offer hereinafter referred to as an "Offer"), the Trustee shall cause each.Participant to whose Account any shares are credited to be advised in writing of the terms of the Offer as soon as practicable after the commencement of the Offer and shall furnish each Participant with a form by which the Participant may instruct the Trustee confidentially to tender shares credited to his Account. For purposes of this Section, "Tender" shall mean tender, exchange, sale or any other form of disposition in connection with an Offer. The Trustee shall immediately notify the Committee of any Offer made to the Trustee including all terms and conditions of any such offer. The Trustee shall tender those shares which a Participant, acting as a named fiduciary under Section 403(a)(1) of ERISA, has so instructed it to tender, and the Trustee shall not tender shares which it is instructed not to tender or for which no instructions are received. The provisions of this
Section 6.06(3) are intended to establish each Participant as a named fiduciary as defined in Section 403(a)(1) of ERISA in connection with any such Tender; however, to the extent the Trustee retains any fiduciary responsibility with respect to any such Tender, the Trustee shall not be required to take any action, or omit to take any action, which would cause the Trustee to commit a breach of fiduciary duty under ERISA.

                 With respect to unallocated shares of Company Stock, rights to tender in connection with an Offer shall be exercised at the discretion of the Participants by assuming that all such shares of Company Stock had been allocated to active Participants (not including Former Participants) in the Plan as of a date selected by the Committee, based upon such Participants' comparative Company Stock account balances (i.e., Company Stock in an active Participant's Account as a percentage of all Company Stock in the Accounts of all active Participants), and by permitting the respective Participants to exercise tender rights as if such shares had been finally and completely allocated to such Participants' Accounts.

                 In advising Participants of the terms of the Offer, the Trustee shall advise the Participant that if the Trustee receives no instructions, the shares allocated to the Participant's Accounts will not be tendered, and shall provide Participants with such documents relating to the Offer as are prepared by any person and provided to the shareholders of the Sponsoring Company. In addition, the Trustee may provide Participants with such other material concerning the Offer as the Trustee in its sole discretion determines to be appropriate. Reasonable means shall be employed by the Trustee to provide confidentiality with respect to the tendering directions by each Participant and the Trustee shall hold such directions in confidence and shall not divulge or release such directions to any person, including the Employer or any director, officer, employee or agent of the Employer, it being the intent of this provision to ensure that the Employer (and its directors, officers, employees and agents) cannot determine the tendering directions given by any Participant. A Participant's instructions to the Trustee to tender shares shall not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Participant's interest in the Plan. The Committee shall advise the Trustee of the commencement date of any Offer and, until receipt of such advice, the Trustee shall not be obligated to take any action under this Section.

                 Funds or property received in exchange for tendered stock shall be credited to the Accounts of the Participants whose stock was tendered, and to the Suspense Account with respect to unallocated shares of Company Stock. In order to retain the qualified status of the Plan as an employee stock ownership plan, such funds or property shall be reinvested in Company Stock as soon as practicable. If Company Stock is available on a national securities exchange, such funds or property shall be used by the Trustee to purchase Company Stock commencing on the earlier of the following dates: (1) the trading day following the first date on which the closing price of the Company Stock on a national securities exchange on which the Company Stock is then traded is within 20% of the closing price on the tenth trading day preceding the commencement date of the Offer or (2) the thirtieth trading day after the expiration date of the Offer, of which date the Committee shall advise the Trustee. Pending investment in Company Stock pursuant to the preceding sentence, the Trustee shall invest such funds in Securities and Other Property permitted under the Trust Agreement.

         6.07 Computations. All of the computations required to be made under the provisions of this Article VI, when made, shall be conclusive with respect thereto and shall be binding upon all the Participants, Beneficiaries, Alternate Payees, and all other persons ever having an interest in the Trust Fund.

         6.08 Correction of Participants' Accounts. If an error or omission is discovered in the Accounts of a Participant, or in the amount distributed to a Participant, the Committee, as authorized by Section 13.05 hereof, shall make such equitable adjustments in the records of the Plan as may be necessary or appropriate to correct such error or omission as of the Plan Year in which such error or omission is discovered. Further, an Employer may, in its discretion, make a special contribution to the Plan which shall be allocated by the Committee only to the Accounts of a Participant as is necessary to correct such error or omission.

         6.09 Emergency Valuation. In the exercise of its fiduciary powers under the Plan, should the Committee in good faith determine that, because of an extraordinary change in general economic conditions or the occurrence of an event radically affecting the value of all or a substantial part of the Trust Fund, an abnormal fluctuation in the value of the Trust Fund has occurred since the end of the preceding Plan Year, and that it has become necessary to make a distribution to one (1) or more Participants, Beneficiaries or Alternate Payees under the provisions hereof, the Committee may, in its sole discretion, to prevent any such person from receiving a substantially greater or lesser amount than what he would be entitled to, based on the fair market value of the Trust Fund, cause a valuation of the Trust Fund to be made and an allocation of the interests therein as of the date such person's right of distribution becomes fixed. The Committee's determination to make such emergency evaluation and the valuation of the Trust Fund as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder.

                                  ARTICLE VII

                              RETIREMENT BENEFITS

         A Participant's Company Contribution Account shall fully vest on his Retirement Date, provided such Participant is employed by an Employer or an Affiliated Company on such date. A Participant who continues in the Employer's employment after his Retirement Date shall continue to be a Participant in the Plan until his actual retirement. Upon actual retirement on or after his Retirement Date, a Participant shall be entitled to the benefits provided for in this Article VII. Subject to the provisions of Subsections 11.02(l) and 12.03(2) hereof, any Participant who becomes entitled to benefits under this Article VII shall receive benefits equal to the total amounts in his Accounts valued as of the Valuation Date immediately preceding the date on which such Participant becomes entitled to such benefits plus any contributions due and owing to such Participant pursuant to Article IV for the Plan Year in which he retired but which have not been credited to his respective Accounts as of such Valuation Date. Payment upon retirement shall be made by the Trustee at the direction of the Committee at the time and manner provided in Article XI hereof. However, upon retirement, the Committee may, at the request of the Participant, but prior to the intended date of distribution, make an advance of a portion of the amount to which a Participant is entitled to enable such Participant to meet certain emergency circumstances in his financial affairs, including, but not limited to:
(i) the health and welfare needs of such Participant and his immediate family,
(ii) the establishment or preservation of the principal residence of such Participant, or both, and (iii) the providing of schooling for such Participant's children.

                                  ARTICLE VIII

                              DISABILITY BENEFITS

         8.01 Disability Retirement Benefits. If a Participant retires by reason of Total and Permanent Disability while in the employ of an Employer or an Affiliated Company or on Leave of Absence, his Company Contribution Account shall fully vest and, subject to the provisions of Subsections 11.01(2), 11.02(l) and 12.03(2) hereof, he shall be entitled to receive benefits equal to the total amounts in his Accounts valued as of the Valuation Date immediately preceding the date on which such Participant retires on account of Total and Permanent Disability plus any contributions due and owing to such Participant pursuant to Article IV for the Plan Year in which he retires on account of Total and Permanent Disability but which have not been credited to his respective Accounts as of such Valuation Date. However, if distribution is delayed because the vested portion of Participant's Accounts exceeds $3,500, such distribution shall be based upon the balance in such Participant's Accounts as of the Valuation Date immediately preceding the earlier of (i) the date of the Participant's election to receive such distribution, or (ii) the date on which such Participant attains age sixty-five (65) or dies. Payments resulting from a Participant's retirement on account of Total and Permanent Disability shall be made by the Trustee at the direction of the Committee at the time and in the manner provided in Article XI hereof. However, if distribution is to be made at the time of retirement due to Total and Permanent Disability, the Committee may, at the request of the Participant, following the Participant's retirement but prior to the intended date of distribution, make an advance of a portion of the amount to which the Participant is entitled to enable such Participant to meet certain emergency circumstances in his financial affairs, including, but not limited to: (i) the health and welfare needs of such Participant and his immediate family, (ii) the establishment or preservation of the principal, residence of such Participant, or both, and
(iii) the providing of schooling for such Participant's children.

         8.02 Determination of Disability. The Committee shall determine whether a Participant has suffered Total and Permanent Disability, and its determination in that respect is binding upon the Participant, provided that the Committee may rely upon professional medical advice in making such determination. In making its determination, the Committee may require the Participant to submit to medical examinations by doctors selected by the Committee. The provisions of this Article VIII shall be uniformly and consistently applied to all Participants.

                                   ARTICLE IX

                                 DEATH BENEFITS

         9.01 Death Benefits. Upon the death of a Participant while in the employ of an Employer or an Affiliated Company or on Leave of Absence, subject to the provisions of Subsections 11.01(2), 11.02(l) and 12.03(2) hereof, his Beneficiary, determined in accordance with Section 9.02 hereof, shall receive, provided proper proof of death has been filed with the Committee, the full amount of his Accounts as of the Valuation Date immediately preceding the date on which the Participant dies, plus any contributions due and owing to such Participant pursuant to Article IV for the Plan Year in which he dies but which have not been credited to his respective Accounts as of such Valuation Date. However, if benefits are to commence upon a Participant's death, the Committee may, at the request of the Beneficiary, but prior to the intended date of distribution, make an advance of a portion of the amount to which a Beneficiary is entitled to enable such Beneficiary to meet certain emergency circumstances in his financial affairs, including, but not limited to: (i) the health and welfare needs of such Beneficiary and his immediate family, (ii) the establishment or preservation of the principal residence of such Beneficiary, or both, and (iii) the providing of schooling for such Beneficiary's children.

                 Upon the death of a Participant who is no longer employed by an Employer or an Affiliated Company, his Beneficiary, determined in accordance with Section 9.02, shall receive the balance of such Participant's Accounts as of the Valuation Date immediately preceding the date of death.

                 Payments resulting from the death of a Participant shall be made by the Trustee at the direction of the Committee at the time and in the manner provided in Article XI hereof.

         9.02    Designation of Beneficiaries.

                 9.02(1) Subject to the provisions of Subsections 9.02(2) and 12.03(2) hereof, each Participant may designate a Beneficiary or Beneficiaries, and contingent Beneficiary or Beneficiaries, if desired, including the executor or administrator of his estate, to receive his interest in the Trust Fund in the event of his death, but the designation of a Beneficiary shall not be effective for any purpose unless and until it has been filed with the Committee on the form provided therefor. If the Participant has a surviving spouse and the surviving spouse consented to the naming of another Beneficiary in accordance with Subsection 9.02(2) hereof, but the deceased

Participant failed to name a Beneficiary in the manner herein prescribed, or the Beneficiary or Beneficiaries so named predecease the Participant, the amount, if any, which is payable hereunder in respect of such deceased Participant shall be paid to the surviving spouse. If the Participant does not have a surviving spouse and the deceased Participant failed to name a Beneficiary in the manner herein prescribed, or the Beneficiary or Beneficiaries so named predecease the Participant, the amount, if any, which is payable hereunder in respect of such deceased Participant shall be paid to (a) his living issue by right of representation, (b) if his issue are not living, to his living parents, and (c) if none of the above are then living, to his estate, by payment in a lump sum. Notwithstanding the foregoing, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments should be made. Any payment made to any person pursuant to the power and discretion conferred upon the Committee by the preceding sentence shall operate as a complete discharge of all obligations under the Plan in respect of such deceased Participant and shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

                          Subject to the provisions of Subsection 9.02(2)
below, a Participant may from time to time change any Beneficiary designated by him without notice to such Beneficiary, under such rules and regulations as the Committee may from time to time promulgate, but the last Beneficiary designation filed with the Committee shall control.

                 9.02(2) With respect to a Participant who has been credited with an Hour of Service on or after August 23, 1984, notwithstanding any other provision herein to the contrary, but subject to the provisions of Subsection 12.03(2) hereof, if, as of such Participant's death, such Participant is married, such Participant's Accounts shall, on his death, be paid to the surviving spouse to whom he was married at the date of his death unless the surviving spouse has made a Qualified Consent to the payment of any or all of said Accounts to a designated Beneficiary other than the surviving spouse. "Qualified Consent" means an irrevocable written consent executed by the Participant's spouse which acknowledges the effect of the consent and is witnessed by a Plan representative or a notary public. A Participant may, after obtaining a Qualified Consent, change his Beneficiary designation as permitted by Subsection 9.02(1) above, but any such change is subject to the requirements of this Subsection 9.02(2) and will require another Qualified Consent should the spouse, if surviving, not be the sole Beneficiary of all amounts in the Account, unless a Qualified Consent previously executed by such spouse expressly authorizes changes in the Beneficiary without further consent of the spouse. A Qualified Consent is effective only with respect to the spouse who executes it. If the Plan Administrator is satisfied that there is no spouse, or that the spouse cannot reasonably be located, or in such other circumstances as permitted by governmental regulations, no Qualified Consent shall be required as a condition to payment, under Section 9.01 hereof, to a Beneficiary who is not the surviving spouse.

                                   ARTICLE X

                        EMPLOYMENT TERMINATION BENEFITS

         10.01 Vesting upon Termination of Employment. Subject to the provisions of Section 10.04 and Subsections 11.01(2), 11.02(l) and 12.03(2) hereof, in the event of the Termination of Employment of a Participant, such Participant shall be entitled to receive the following percentage of the amount in his Company Contribution Account and the entire balance in his other Accounts, all valued as of the Valuation Date coinciding with or next following the earlier of (i) the third anniversary of Participant's date of Termination of Employment or (ii) the Participant's Retirement Date or as of such earlier date determined by the Committee in accordance with uniform and nondiscriminatory procedures, plus any contributions due and owing to such Participant pursuant to Article IV for the Plan Year in which he suffers a Termination of Employment but which have not been credited to his respective Accounts as of such Valuation Date:

                                                 Nonforfeitable Percentage
Vesting Years of Service                                 of Account
- ------------------------                         -------------------------
Less than 3 years                                           0%
3 years but less than 4 years                              20%
4 years but less than 5 years                              40%
5 years but less than 6 years                              60%
6 years but less than 7 years                              80%
7 years or more                                           100%

         Payment pursuant to this Article X shall be made by the Trustee, at the direction of the Committee, at the time and manner provided in Article XI hereof.

         10.02 Determination of Vesting Years of Service. All Vesting Years of Service (whether or not continuous) shall be taken into account, except Vesting Years of Service not taken into account under Section 10.03.

         10.03 Breaks in Service. Except as otherwise provided in Section 10.02, subject to the provisions of Section 10.05 hereof, Vesting Years of Service shall be disregarded as follows:

                 10.03(1) In the case of any Participant who suffers a Termination of Employment and who has a one-Year Break in Service, Vesting Years of Service before such break shall not be taken into account until such Participant has completed a Vesting Year of Service after such break.

                 10.03(2) In the case of any Participant who suffers a Termination of Employment and who has no vested amount in his Accounts in accordance with the provisions of Section 10.01 hereof Vesting Years of Service before any period of One-Year Breaks in Service shall not be taken into account if such Participant had five (5) or more consecutive One-Year Breaks in Service within such period. Such aggregate number of Vesting Years of Service before such period shall be deemed not to include any Vesting Years of Service not required to be taken into account under this Section 10.03 by reason of any prior break in service.

                 10.03(3) In the case of any Participant who has at least five
(5) consecutive One-Year Breaks in Service, Vesting Years of Service after such five (5)-year period shall not be taken into account for purposes of determining the vested amount in his Accounts which accrued prior to such five
(5)-year period. However, Vesting Years of Service accrued both before and after such five (5)-year period will count for purposes of determining the vested amount in his Accounts which accrues after such five (5)-year period.

         10.04   Forfeiture of Nonvested Amount.

                 10.04(1) If a Participant has a Termination of Employment, the amount in his Accounts shall be forfeited as of the last day of the Plan Year in which such Participant has incurred five (5) consecutive one-year Breaks in Service.

                 10.04(2) All amounts forfeited as provided in this Section
10.04 are herein referred to as "Forfeitures." Any Forfeitures shall be allocated as provided in Subsection 5.01 hereof.

                                   ARTICLE XI

                              PAYMENT OF BENEFITS

         11.01   Time and Method for Distribution of Benefits.

                 11.01(1) Upon a Participant's: (i) retirement on or after his Retirement Date, (ii) retirement due to Total and Permanent Disability, (iii) death, or (iv) Termination of Employment, subject to the provisions of this
Section 11.01 and Section 11.02, the Participant or his Beneficiary shall be entitled to a distribution pursuant to and in an amount computed in accordance with Article VII, VIII, IX or X, as the case may be. Except as otherwise provided in the second paragraph of this Subsection 11.01(i) and in Subsection 11.01(3) hereof, such amounts shall be distributed in a single lump sum as soon as administratively practicable after the completion of the independent appraisal of the Company Stock for the Valuation Date upon which the amount of the distribution is to be based as provided in Articles VII, VIII, IX or X, as the case may be. The distribution shall be in the form of whole shares of Company Stock plus cash for any fractional share. If the Participant's interest in his Accounts exceeds the value of the whole shares of Company Stock allocated to the Accounts, the excess shall be distributed in the form of whole shares of Company Stock acquired by the Trustee from any source other than a Suspense Account plus cash for any fractional share.

                         Notwithstanding any provision in this Section 11.01 to
the contrary, a distribution of a Participant's Accounts shall not include Company Stock allocated to an Account which was acquired with the proceeds of a Promissory Note until the end of the Plan Year in which any acquisition indebtedness related to such Company Stock is repaid in full, including any refinancings which are permitted to be treated as acquisition indebtedness in accordance with rules prescribed by the Secretary of the Treasury.

                 11.01(2) Notwithstanding any other provision of this Plan to the contrary, if actual distribution pursuant to Subsection 11.01(i) above is delayed for any reason beyond the Valuation Date upon which the amount of such distribution was to be based, the distribution shall be based on the value of the Participant's Accounts as of the Valuation Date coinciding with or immediately preceding the date on which such distribution is actually made.

                 11.01(3) Notwithstanding the provisions of this Section 11.01 and subject to Section 11.02 below, if upon termination of service for any reason, the vested portion of the Participant's Accounts at such time exceed Three Thousand Five Hundred Dollars ($3,500), the Participant may elect to defer the distribution until December 31 coinciding with or next following the date such Participant attains age seventy and one-half (70-1/2), unless such Participant delivers to the Committee his written consent to an earlier distribution.

                 11.01(4) If, upon termination of service for any reason, or, when distributions are required to commence to a Participant pursuant to Subsection 11.02(1), the value of the vested portion of a Participant's Accounts is $3,500 or less, then his total Accounts shall be paid to or for the benefit of the Participant, or in the case of his death to or for the benefit of his Beneficiary or Beneficiaries, in a single lump sum cash payment as soon as administratively practicable after the end of the Plan Year in which the Participant terminates service subject to deferral as provided in the second paragraph of Subsection 11.01(1) above.

                 11.01(5) Subject to Subsection 11.01(3), in no event shall the distribution under this Section 11.01 be later than the sixtieth (60th) day after the close of the Plan Year in which occurs the latest of:

                         (a)  The date on which the Participant attains or
would have attained sixty-five (65) years of age or if earlier, his Normal Retirement Date;

                         (b)  The tenth (10th) anniversary of the year in which
the Participant commenced participation in the Plan; or

                         (c)  The date the Participant terminates his
employment with the Employer for any reason.

         11.02 Limitations on Timing. Notwithstanding any other provision of the Plan to the contrary, distributions must occur at least as rapidly as required under this Section 11.02.

                 11.02(1) A Participant's entire interest in the Plan shall be distributed to him no later than the Required Beginning Date based on the balance in his Accounts as of the Valuation Date coinciding with or immediately preceding the Required Beginning Date.

                 11.02(2) In the event of the death of a Participant prior to distribution of his benefits under the Plan, distribution of such deceased Participant's entire interest under the Plan shall be made within five (5) years after the death of such Participant.

         11.03 Payments on Personal Receipt Except in Case of Legal Disability. All payments to any Participant, Beneficiary or Alternate Payee from the Trust Fund shall be made to the recipient entitled thereto in person or upon his personal receipt, in a form satisfactory to the Committee, except when the recipient entitled thereto shall be under a legal disability, or, in the sole judgment of the Committee, shall otherwise be unable to apply such payments in furtherance of his own interests and advantage. The Committee may, in such event, in its sole discretion, direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to such person, (ii) to the guardian of his person or of his estate, even if appointed by a court other than a Texas state court, (iii) to a custodian under any applicable Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or (iv) to a person appointed by the guardian of his person or of his estate through a Power of Attorney. Notwithstanding the foregoing, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments should be made. The decision of the Committee, in each case, will be final, binding and conclusive upon all persons ever interested hereunder, and the Committee shall not be obliged to see to the proper application or expenditure of any payments so made. Any payment made pursuant to the power herein conferred upon the Committee shall operate as a complete discharge of all obligations of the Trustee and the Committee, to the extent of the amounts so paid.

         11.04 Benefits Payable Pursuant to a Qualified Domestic Relations Order. Notwithstanding any other provision of the Plan to the contrary, immediate distribution of benefits payable to an Alternate Payee pursuant to a Qualified Domestic Relations Order shall be permitted even though the Participant whose benefits have been assigned to the Alternate Payee would not be entitled to receive a distribution at such time, if all of the following requirements are met: (i) the Participant's Accounts are one hundred percent (100%) vested and nonforfeitable at such time pursuant to Section 10.01 hereof,
(ii) the entire amount payable to the Alternate Payee does not exceed Three Thousand Five Hundred Dollars ($3,500), or the Alternate Payee has requested immediate distribution in writing, (iii) allocation pursuant to Section 6.04 hereof of all amounts required to be paid to the Alternate Payee has been completed, and (iv) the Qualified Domestic Relations Order requires or permits immediate distribution.

                 In the event an Alternate Payee dies prior to distribution of the amounts payable to the Alternate Payee pursuant to the Qualified Domestic Relations Order, the amount payable shall be distributed as provided in the Qualified

Domestic Relations Order. If the Qualified Domestic Relations Order does not specify how such amounts are to be distributed in the event of the Alternate Payee's death, the Committee may ascertain the requirements of applicable law by filing an interpleader or declaratory judgment action in a court of competent jurisdiction.

         11.05   Distribution Following Diversification Election

                 A Participant who has attained age 55 and completed at least ten years of participation in the Plan may elect in writing, within 90 days after the close of each Plan Year during the applicable election period, to diversify the investment of 25% of his Account balances to the extent that such portion of his Account balances exceeds the amount to which all prior elections under this Section applies. With respect to the last Plan Year during the election period, the Participant may elect to diversify the investment of 50% of his Account balances less the amount subject to all prior elections. The applicable election period for purposes of this Section shall be the six (6) Plan Year period beginning with the Plan Year following the later of the Plan Year in which the Participant attains age 55 or the Plan Year in which the Participant completes ten years of participation in the Plan. If a Participant elects to diversify his Account balances in accordance with this Section, he shall receive a distribution of the portion of his Account balances subject to the election, in whole shares of Company Stock plus no later than 180 days after the last day of the Plan Year to which the election applies. No fractional shares shall be distributed under this Section 11.05.

         11.06   Right to Require Repurchase of Shares of Company Stock

                 Subject to the following provisions of this Section 11.06, if at the time of distribution hereunder the shares of Company Stock distributed from the Trust Fund to a Participant or his Beneficiary with respect to a Plan Year are not publicly traded or are subject to a trading limitation (as hereafter defined), the former Participant or Beneficiary shall have an option (the "Put") to require the Sponsoring Company to purchase all shares of Company Stock distributed from the Trust Fund to the former Participant or Beneficiary for such Plan Year. For purposes of the preceding sentence, a "trading limitation" is a restriction under any federal or state securities law, or any regulation thereunder, or an agreement, which would make the shares of Company Stock not as freely tradable as shares of Company Stock not subject to such restriction.

                 The Put may be exercised at any time during the two Option Periods (as hereinafter defined) by giving the Sponsoring Company written notice of the election to exercise the Put. The Option Price (as hereinafter defined) shall be payable in cash and/or in installments (as provided below) beginning not later than 30 days after the Sponsoring Company receives written notice of the election by the former Participant or Beneficiary to exercise the Put. The Put may be exercised by a former Participant or the Beneficiary only during the Option Period in which the former Participant or Beneficiary receives a distribution of shares of Company Stock under Section 11.01.

                 The "Option Periods" shall be the sixty (60) day periods following (i) the day on which a Participant or his Beneficiary receives a distribution of shares of Common Stock under Section 11.01 and (ii) the day the Participant receives information regarding the fair market value of the Company Stock as of the Valuation Date next following the date the Participant receives a distribution of shares of Common Stock, provided, in no event will the Option Period described in (ii) above lapse before the end of 15 months from the date of distribution of the Company Stock. Notwithstanding the foregoing, the Option Period shall be extended by the amount of time during which the Sponsoring Company is unable to honor the Put by reason of applicable federal or state law.

                 The "Option Price" shall be the fair market value as determined pursuant to Treasury Regulations Section 54.4975-11(d)(5) of each share of Company Stock as determined by the Sponsoring Company as of the Valuation Date immediately preceding the date the Put is exercised, multiplied by the number of shares to be sold under the Put. Notwithstanding the provisions of this paragraph, the Option Price shall be determined on the date the Put is exercised if the transaction involves a "disqualified person" within the meaning of Code Section 4975.

                 Payment of the Option Price for shares of Company Stock subject to the Put shall be made either in a lump sum or in installments as determined by the Sponsoring Company. In the event payments are made in installments, the installment obligation shall (1) be adequately secured as determined by the Sponsoring Company, (2) bear interest equal to the Sponsoring Company's long-term debt borrowing rate from its senior lenders or such other reasonable rate of interest as determined by the Sponsoring Company to be determined on uniform and nondiscriminatory basis, but in no event shall such rate of interest be greater than the maximum non-usurious rate of interest permitted to be charged on such indebtedness under

Texas law, (3) require that the payments be made in six annual installments,
(4) have a payment period of five (5) years from the date the Put is exercised,
(5) require that any payments pursuant to the installment obligation must begin to be made no later than thirty (30) days after the date the Put is exercised, and (6) permit the Sponsoring Company to prepay the amount of any remaining installments without penalty.

                 The Put granted to a former Participant or Beneficiary hereunder shall not be assignable, except that the former Participant's donees or, in the event of a Participant's death, his personal representative shall be entitled to exercise the Put during the Option Period for which it is applicable.

                 The Committee shall notify each former Participant or Beneficiary who is eligible to exercise the Put of the fair market value of each share of Company Stock for the Valuation Date next following the date the Participant receives a distribution as soon as practicable following such determination.

                 The Committee and the Sponsoring Company shall send all notices required under this Section to the last known address of a former Participant or Beneficiary, and it shall be the duty of such persons to inform the Committee of any changes in address.

                 The Trustee in its discretion may, with the Sponsoring Company's consent, assume the Sponsoring Company's obligation under this Section at the time a former Participant or Beneficiary exercises the Put. If the Trustee does assume the Sponsoring Company's obligations, the foregoing provisions of this Section that apply to the Sponsoring Company shall also apply to the Trustee.

                 The Put provided for in this Section shall also apply to shares of Company Stock that are publicly traded without restriction when distributed but which cease to be publicly traded or which become subject to a trading limitation during the Option Period. In such event, the Committee shall notify in writing each former Participant or Beneficiary to whom the Put becomes applicable that the shares of Company Stock held by the former Participant or Beneficiary are subject to the Put for the remainder of such Option Period and shall inform the Participant or Beneficiary of the terms of the Put. If written notice is given pursuant to this Section later than ten days after the shares of Company Stock cease to be publicly traded or become subject to a trading limitation, the period during which the Put may be exercised shall be extended by the number of days between such tenth day and the date such notice is actually given.

         11.07   Further Conditions

                 Except as otherwise provided in Section 11.06, shares of Company Stock acquired with a Promissory Note shall not be subject to any other put, call, or other option, or buy-sell or similar arrangement while held under the Plan or when distributed from the Plan to a Participant or Beneficiary, whether or not the Plan then constitutes an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code. In addition, the provisions of the preceding sentence and of Section 11.06 shall continue to apply to shares of Company Stock acquired with a Promissory Note after the Promissory Note has been satisfied and after the Plan ceases to constitute an "employee stock ownership plan" as described above.

         11.08   Restrictions on Transfer of Company Stock

                 11.08(1) Federal Securities Laws. The Sponsoring Company presently does not intend to register under the Securities Act of 1933 (the "1933 Act") the shares of Company Stock to be distributed to Participants or their Beneficiaries. As a result, shares of Company Stock distributed under the Plan may be "restricted securities." Restricted securities may not be sold unless they are registered under the 1933 Act by the Sponsoring Company, or unless an exemption from registration is available. If the Sponsoring Company does not register the shares of Company Stock for resale by Participants or their Beneficiaries, and if such persons desire to sell the shares of Company Stock distributed to them, they will be required to sell the shares of Company Stock in transactions exempt from registration under the 1933 Act. The Sponsoring Company will not permit shares of Company Stock to be transferred unless it is satisfied that any proposed transfer of Company Stock is exempt from the registration requirements of the 1933 Act.

                 11.08(2) Other Restrictions. All transactions involving shares of Company Stock, including distributions, purchases and sales, shall be made only in compliance with applicable federal and state laws, regulations and rules. All such transactions shall also be subject to all restrictions and limitations imposed on all shares of Company Stock provided for in the Sponsoring Company's Articles of Incorporation and Bylaws as amended from time to time.

                 11.08(3) Legends. he Sponsoring Company reserves the right to cause appropriate legends to be imprinted on the certificates representing shares of Company Stock distributed under this Plan to reflect all restrictions and limitations referred to in this Section 11.08.

                 11.08(4) Notices. The Committee and the Sponsoring Company shall send all notices required with respect to shares of Company Stock to the last known address of each Participant or Beneficiary who is required to receive notices regarding such stock, and it shall be the duty of the Participant and Beneficiary to inform the Committee of any changes in address.

         11.09   Right of First Refusal

                 (a) Except as provided in this Section 11.09, any Participant, Beneficiary, or other person to whom shares of Company Stock have been distributed shall, prior to any sale or other transfer of such shares (whether voluntary, involuntary, or by operation of law, or bequest and whether for consideration or gratuitous), first offer such shares to the Trustee in writing, and then, if the offer is refused by the Trustee, to the Sponsoring Company (such offer being hereinafter referred to as a "Participant Offer"). In the event that the shares are offered because the distributee has received a bona fide offer from a prospective purchaser (such offer being hereinafter referred to as a "Third Party Offer"), then the Participant Offer shall state the terms of the Third Party Offer received by the distributee, including the number of shares and price offered for such shares. Subject to the provisions of paragraph (b) of this Section 11.09, if the Trustee shall determine that there are sufficient Trust assets, it may purchase the shares in accordance with the written Participant Offer to the Trust. If the Trustee elects not to purchase the shares, the Trustee shall notify the Sponsoring Company of the written Participant Offer. If the Trustee does not purchase the shares, the Company shall have the right to purchase the shares upon the terms provided above.

                 (b) Notwithstanding the terms of any offer to purchase shares of Company Stock under this Section 11.09, the purchase price for the shares so offered shall be deemed to be greater of (i) the fair market value of the shares of Company Stock as determined pursuant to Section 54.4975-11(d)(5) of the Treasury Regulations or (ii) the price set out in the Participant's Offer. The Company Stock so offered shall be paid for by the Trustee's (or if the Trustee refuses the Participant Offer, by the Sponsoring Company) on the same basis as the terms of payment provided in Section 11.06 as provided for the exercise of a Put.

                 (c) If neither the Trustee nor the Sponsoring Company purchases the shares as set above within fourteen (14) days after receipt of notice of the offer, then the distributee shall be free to sell or otherwise dispose of the shares for the price, on the terms and for the reason stated in the written Participant Offer to the Trustee.

                 (d) Notwithstanding anything to the contrary herein contained, shares of Company Stock originally purchased by the Trustee with the proceeds of a Promissory Note shall be subject to a right of first refusal only on the following conditions:

                          (i) the Company Stock must not be publicly traded at the time the right of first refusal is to be exercised.

                          (ii) the total period of time during which the Trustee or the Sponsoring Company may exercise the right of first refusal will be fourteen (14) days after notification of the offer is received by the Trustee; and

                          (iii) The purchase price paid for the Company Stock shall not be less than the greater of (A) the fair market value of the Company Stock determined pursuant to section 54.4975-11(d)(5) of the Treasury Regulations or (B) the price offered for the Company Stock by a third party.

                 (e) Any certificate issued by a Sponsoring Company representing shares of Company Stock to be distributed pursuant to this Plan shall bear (together with any other legend customarily placed on certificates representing such stock) a conspicuous legend describing the right of first refusal provided under Section 11.07 and identifying the restrictions upon the transfer of such shares imposed under federal and state securities laws and regulations. The legend shall state that the shares have been issued without registration under the federal or state securities laws, (and, if applicable, are "restricted securities" as that term is defined in Rule 144 (promulgated pursuant to the Securities Act of 1933)) and may be transferred only in compliance with the restrictions on resale set forth in Rule 144. Anything to the contrary herein notwithstanding, no purchase of Company Stock shall be made pursuant to this Article if such purchase would violate federal or state law statutes, regulations or rulings.

         11.10   Execution of Documents

                 In the event that a purchase of shares is made by the Trustee or the Sponsoring Company as provided for in Article XI, the distributes shall execute, at such time as requested by the Trustee, such stock powers or other documents required by the Trustee to transfer and convey ownership of the shares purchased to the Trustee or the Sponsoring Company.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS
                            RESPECTING PARTICIPANTS

         12.01  Participants to Furnish Required Information.

                12.01(1) Each Participant shall furnish to the Committee such information as the Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments hereunder are conditional upon the Participant's furnishing promptly such true, full and complete information as the Committee may reasonably request.

                12.01(2) Each Participant shall submit proof of such Participant's age to the Committee. The Committee shall, if such proof of age is not submitted as required, use as conclusive evidence thereof, such information as is deemed by it to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits hereunder, by the Participant or otherwise, shall be in such manner as the Committee deems equitable.

                12.01(3) Any notice or information which according to the terms of the Plan or the rules of the Committee must be filed with the Committee, shall be deemed so filed if addressed and either delivered in person or mailed, postage fully prepaid, to the Committee. Whenever a provision herein requires that a Participant (or the Participant's Beneficiary) give notice to the Committee within a specified number of days or by a certain date, and the last day of such period, or such date, falls on a Saturday, Sunday, or Employer holiday, the Participant (or the Participant's Beneficiary) will be deemed in compliance with such provision if notice is delivered in person to the Committee or is mailed, properly addressed, postage prepaid, and postmarked on or before the business day next following such Saturday, Sunday or Employer holiday. The Committee may, in its sole discretion, modify or waive any specified notice requirement; provided, however, that such modification or waiver must be administratively feasible, must be in the best interest of the Participant, and must be made on the basis of rules of the Committee which are applied uniformly to all Participants.

         12.02 Participants' Rights in Trust Fund. No Participant or other person shall have any right, title or interest in, to or under the Trust Fund, or any part of the assets thereof, except and to the extent expressly provided in the Plan.

         12.03   Inalienability of Benefits.

                 12.03(1) Restrictions on Assignment. The benefits provided hereunder are intended for the personal security of persons entitled to payment under the Plan, and are not subject in any manner to the debts or other obligations of the persons to whom they are payable. The interest of a Participant or such Participant's Beneficiary or Beneficiaries may not be sold, transferred, assigned or encumbered in any manner, either voluntarily or involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the Trust Fund nor any benefits thereunder or hereunder be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process nor shall they be an asset in bankruptcy. All of the provisions of this Section 12.03, however, are subject to Section 11.03 to withholding of any applicable taxes and to assignments permitted by Code Section 401(a)(13).

                 12.03(2) Exception for Benefit Payable Pursuant to a Qualified Domestic Relations Order.

                          (a)      The prohibitions contained in Subsection
12.03(1) hereof shall not apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order.

                          (b)      The Plan Administrator shall establish
written procedures for the determination of the qualified status of a domestic relations order.

                          (c)      Upon receiving a domestic relations order,
the Plan Administrator shall notify the Participant and Alternate Payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and the Alternate Payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing such notice to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

                          (d)      During any period in which the issue of
whether a domestic relations order is a Qualified

Domestic Relations Order is being determined, notwithstanding any other provision of the Plan to the contrary, the Committee shall segregate in a separate account the amounts which would have been payable during such period to an Alternate Payee pursuant to a Qualified Domestic Relations Order, if such order had been determined to be a Qualified Domestic Relations Order. During the period such amounts are segregated in a separate account under the Plan, such amounts shall remain subject to the general investment provisions of the Plan. If within the eighteen (18) month period beginning with the date on which the first payment would be required to be made under such domestic relations order, the domestic relations order is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustee to distribute to the Alternate Payee the segregated amounts including any earnings (or losses) thereon in accordance with Section 11.05 and the order. However, if within such eighteen (18) month period, it is determined that such order is not qualified, or if by the end of such eighteen (18) month period the issue of qualification is not resolved, then the Committee shall pay the segregated amounts including any earnings (or losses) thereon to the person or persons who would have been entitled to such amounts if there had been no such order.

                          (e)      Notwithstanding any other provision of the
Plan to the contrary, all rights and benefits, including rights to make elections or to give directions, provided to a Participant under this Plan shall be subject to the rights, benefits and elections or directions afforded to an Alternate Payee, pursuant to a Qualified Domestic Relations Order, and this Plan shall be interpreted and administered by the Committee in such manner as to effectuate the provisions of any such Qualified Domestic Relations Order as they relate to the rights, benefits and elections or directions afforded to such Alternate Payee under such Qualified Domestic Relations Order. Furthermore, to the extent provided in any such Qualified Domestic Relations Order, a former spouse of a Participant shall be treated as a spouse or surviving spouse for all applicable purposes under the Plan.

                          (f)      The Trustee shall make any payments or
distributions required under this Subsection 12.03(2) by separate benefit checks or other separate distribution to the Alternate Payee(s).

         12.04 Conditions of Employment Not Affected By Plan. Neither the Plan nor the Trust nor the Trust Agreement shall confer on any employee, including any Participant, any right to be retained in the service of any Employer or any Affiliated Company, and nothing contained herein or in the Trust Agreement shall be construed in any way to limit or restrict the right of any Employer or any Affiliated Company to discharge any employee, regardless of whether such employee is a Participant, or to change such employee's position or the basis or amount of such employee's compensation.

         12.05   Address for Mailing of Benefits.

                 12.05(1) Each Participant and each other person entitled to benefits hereunder shall file with the Committee from time to time in writing such Participant's post office address and each change of address. Any check representing payment hereunder and any communication addressed to a Participant, an Employee or Beneficiary, at such person's last address filed with the Committee, or if no such address has been filed, then at such person's last address as indicated on the records of an Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited, postage prepaid, in the United States mail.

                 12.05(2) If the Committee is in doubt as to whether payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned, at his address last known to the Committee, notify such person that all unmailed and future payments shall be withheld until he provides the Committee with a sworn statement, properly notarized, evidencing his continued life and his proper mailing address.

         12.06 Unclaimed Account Procedure. Neither the Trustee nor the Committee shall be obliged to search for, or ascertain the whereabouts of any Participant, Beneficiary or Alternate Payee. The Committee, by certified or registered mail addressed to such Participant's, Beneficiary's or Alternate Payee's last known address, shall notify the Participant, Beneficiary or Alternate Payee that such Participant, Beneficiary or Alternate Payee is entitled to a distribution under this Plan, and the notice shall quote the provisions of this Section 12.06. The Committee shall utilize the services of the Internal Revenue Service (pursuant to its Policy Statement P-1-187 or any successor thereto) in attempting to ascertain the current mailing address of a Participant, Beneficiary or Alternate Payee. Any distribution or payment which is not claimed by the person entitled thereto within a period of seven (7) full years after such person is entitled thereto, or such shorter period as may be necessary to prevent escheat under the state escheat laws, shall be forfeited. Such forfeited amounts shall be added to Forfeitures and reallocated as herein provided. Should such person make a claim for such forfeited benefit which is approved by the Committee, such benefit shall be reinstated in such manner as the Committee determines to be equitable and in accordance with law, specifically including the following manner:

         The Employer for whom such Participant was employed shall immediately contribute to the Plan an amount equal to the amount previously forfeited (but without interest on such amount for the period from the date of such Forfeiture to the date of such contribution), and such special contribution shall be specially allocated for the benefit of such Participant or Beneficiary. Immediately upon receipt of such contribution and allocation to such Participant or Beneficiary, the Committee shall instruct the Trustee to distribute in a lump sum, directly to such Participant or Beneficiary, the amount of such contribution specially allocated to such Participant or Beneficiary.

                                  ARTICLE XIII
                           ADMINISTRATION OF THE PLAN

         13.01 Appointment of Committee. The administration of the Plan will be the responsibility of the Committee which shall be appointed by the Board and shall consist of one (1) or more members. Each member of the Committee shall serve for a term of one (1) year and until his successor shall be appointed. A member may serve for more than one (1) term. If the Committee consists of more than one member, the Board shall appoint one (1) of the members as Chairman. The Board shall be authorized to remove any member of the Committee with or without cause by notifying such member and the Chairman, in writing, and may fill vacancies in the Committee, however caused. A member of the Committee may resign upon ten (10) days' prior notice by delivery of his written resignation to the Board and other members of the Committee. The Committee shall have the sole power, duty and responsibility for directing the administration of the Plan in accordance with its provisions.

         13.02 Compensated Expenses of the Committee. The members of the Committee shall serve without compensation for their services as such, but the reasonable and necessary expenses of the Committee shall be paid as provided in
Section 13.14. When, in its discretion, the Committee, or any Employer, deems it advisable, the Committee shall be authorized to have the records of the Committee and the Trustee audited by an independent auditor, and reasonable and necessary expenses thereby incurred shall be paid as provided in Section 13.14 hereof.

         13.03 Secretary and Agents of the Committee. The Committee may appoint a Secretary who may, but need not, be a member of the Committee, and may employ such agents and such clerical and other administrative personnel as reasonably may be required for the purpose of administering the Plan. Such administrative personnel shall carry out the duties and responsibilities assigned to them by the Committee. Expenses necessarily incurred for such purpose shall be paid by the Trust Fund unless paid by the Employers, as provided in Section 13.14.

         13.04   Actions of Committee.

                 13.04(1) A majority of the members of the Committee shall constitute a quorum for the transaction of business, and shall have full power to act hereunder. Action by the Committee shall be official if approved by a vote of a majority of the members present at any official meeting. The Committee may, without a meeting, authorize or approve any action by written instrument signed by a majority of all of the members. Any written memorandum signed by the Chairman, or any other member of the Committee, or by any other person duly authorized by the Committee to act, in respect of the subject matter of the memorandum, shall have the same force and effect as a formal resolution adopted in open meeting. The Committee shall give to the Trustee any order, direction, consent, certificate or advice required or permitted under the terms of the Trust Agreement, and the Trustee shall be entitled to rely on, as evidencing the action of the Committee, any instrument delivered to the Trustee when: (i) if a resolution, it is certified by the Chairman and Secretary, or
(ii) if a memorandum, it is signed by a majority of all of the members of the Committee, or by a person who shall have been authorized to act for the Committee in respect of the subject matter thereof.

                 13.04(2) A member of the Committee may not vote or decide upon any matter relating solely to him or vote in any case in which his individual right or claim to any benefit under the Plan is specifically involved. If, in any case in which a Committee member is so disqualified to act, the remaining members then present cannot, by majority vote, act or decide, the Board will appoint a temporary substitute member to exercise all of the powers of the disqualified member concerning the matter in which he is disqualified.

                 13.04(3) The Committee shall maintain minutes of its meetings and written records of its actions, and as long as such minutes and written records are maintained, members may participate and hold a meeting of the Committee by means of conference telephone or similar communications equipment which permits all persons participating in the meeting to hear each other. Participation in such a meeting constitutes presence in person at such meeting.

         13.05 Authority of Committee. The Committee is authorized to take such actions as may be necessary to carry out the provisions and purposes of the Plan and shall have the authority to control and manage the operation and administration of the Plan. in order to effectuate the purposes of the Plan, the Committee shall have the fiduciary power to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder. In construing the Plan and in exercising its fiduciary power under provisions requiring Committee approval, the Committee shall attempt to ascertain the purpose of the provisions in question and when such purpose is known or reasonably ascertainable, such purpose shall be given effect to the extent feasible. Likewise, the Committee is, in the exercise of its fiduciary powers, authorized to determine all questions with respect to the individual rights of all Participants and their Beneficiaries and Alternate Payees under this Plan, including, but not limited to, all issues with respect to eligibility, Compensation, service, valuation of Accounts, allocation of consolidated contributions and Trust Fund earnings, and retirement or Termination of Employment, and shall direct the Trustee concerning the allocation, payment and distribution of all funds held in trust for purposes of the Plan. The Committee, in the exercise of any discretionary powers hereunder, shall not exercise that discretion so as to discriminate in favor of Employees who are officers, shareholders, or highly compensated Employees. The Committee shall establish investment objectives and monitor, or cause to be monitored, the investment performance of the Trustee which may be appointed with respect to any assets of the Plan, and shall make such reports and give such recommendations to the Board as it requests with respect thereto.

         13.06 General Administrative Powers. The Committee shall have authority to make, and from time to time, revise, rules and regulations for the administration of the Plan.

         13.07 Plan Administrator. "Plan Administrator" shall mean the Committee. The Plan Administrator shall exercise such authority and responsibility as it deems appropriate to comply with the provisions of federal law and governmental regulations issued thereunder and to carry out any duties imposed hereby, including, but not limited to, records of Participants' service, accrued benefits and the percentage of such benefits which are nonforfeitable under the Plan, notification to Participants, annual registration with the Internal Revenue Service, annual reports to the Department of Labor, and furnishing the Trustee with any directions or information regarding income tax withholding required by law. The Plan Administrator is hereby designated as the agent for service of process unless the Committee designates another person or entity.

         13.08 Duties of Administrative Personnel. Administrative personnel appointed pursuant to Section 13.03 hereof, shall be responsible for such matters as the Committee shall delegate to them by written instrument, including, but not limited to communications to Employees at the direction of the Committee, reports to the Committee involving questions of eligibility and the amount of Compensation of Participants, assisting Participants, Beneficiaries and Alternate Payees in the completion of forms prescribed by the Committee, maintenance of records concerning terminated vested Participants, Participants who have retired and Beneficiaries. Administrative personnel may not make any decision as to Plan policy, interpretations, practices or procedures unless the authority to make such decisions has been delegated to them in writing by the Committee and they accept fiduciary responsibilities in accordance with the provisions of Section
13.09 hereof. All administrative personnel shall perform their allocated function within the policies, interpretations, rules, practices and procedures established by the Committee, except that administrative personnel shall coordinate matters related to the Plan with the appropriate departments of each Employer as the Committee directs.

         13.09 Designation of Named Fiduciaries and Allocation of Responsibility. ERISA requires that certain persons, who are deemed to be "fiduciaries," as defined in ERISA Section 3(21)(A), be designated as "Named Fiduciaries" in the Plan. The Board, the Committee and the Plan Administrator are hereby designated Named Fiduciaries. Each Named Fiduciary shall have only the powers, duties and responsibilities specifically allocated to such fiduciary pursuant to the terms of this Plan. The Board shall not have any power or fiduciary responsibility hereunder other than (i) the power to name and to remove the persons who shall comprise the Committee and to continue to those persons such allocation of fiduciary responsibilities, (ii) the power to establish or change the Investment Funds, and (iii) the power to appoint (and remove) the Trustee. Each Named Fiduciary may, by written instrument, allocate some or all of its responsibilities to another fiduciary or designate another person to carry out some or all of its fiduciary responsibilities. The Committee, Plan Administrator and each other fiduciary under the Plan (including fiduciaries to whom responsibilities are allocated by a Named Fiduciary) will be furnished a copy of the Plan, and their acceptance of such responsibility will be made by agreeing in writing to act in the capacity designated. No Named Fiduciary shall be liable for an act or omission of any person who is allocated a fiduciary responsibility or who is designated to carry out such responsibility by a Named Fiduciary, except to the extent that the Named Fiduciary did not act in accordance with the standards contained in Subsection 13.10(2) hereof with respect to the allocation or designation of a fiduciary duty. Any person or group of persons may serve in more than one (1) fiduciary capacity with respect to the Plan.

         13.10   Action by Fiduciaries.

                 13.10(1) Any action herein permitted or required to be taken by an Employer shall, subject to the provisions of Section 20.07 hereof, be by resolution of its board of directors or by written instrument signed by a person or group of persons who has been authorized by resolution of such board of directors as having authority to take such action. Any action herein permitted or required to be taken by the Committee shall be in the manner specified in Section 13.04 hereof.

                 13.10(2) Each fiduciary with respect to the Plan shall perform all of his duties and responsibilities and exercise his powers hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, and no fiduciary shall be liable for any act or failure to act on his part (including reliance on the advice of counsel) which conforms to that standard, unless: (i) he knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary of the Plan, with the knowledge that such act or omission is a breach of fiduciary responsibility, or (ii) knowing of a breach of fiduciary responsibility, he fails to make reasonable efforts under the circumstances to remedy the breach, or (iii) by failing to carry out his specific responsibilities, in accordance with such standard, he has enabled another fiduciary of the Plan to commit a breach.

                 13.10(3) Each fiduciary shall furnish or cause to be furnished to each other fiduciary all information needed for the proper performance of its duties. Each fiduciary warrants that any directions given, information furnished or action taken by it shall be in accordance with the provisions of the Plan or the Trust Agreement, as the case may be, authorizing or providing for such direction, information or action.

         13.11 Bond. The Plan Administrator shall see that the appropriate fiduciaries are bonded as required by federal law or regulation. Except as required by the Board or by state or federal statute, irrespective of this provision, no bond or other security shall be required of any fiduciary.

         13.12 Indemnity. In the event and to the extent not insured against under any contract of insurance with an insurance company, the Employers shall indemnify and hold harmless each "Indemnified Person", as defined below, against any and all claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses (specifically including, but not limited to counsel fees to the extent approved by the Board or otherwise provided by law, court costs and other reasonable expenses of litigation), and liability of every kind, including amounts paid in settlement, with the approval of the Board, arising from any action or cause of action related to the Indemnified Person's act or acts or failure to act. Such indemnity shall apply regardless of whether such claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses, and liability arise in whole or in part from (i) the negligence or other fault of the Indemnified Person, except when the same is judicially determined to be due to gross negligence, fraud, recklessness, willful or intentional misconduct of such Indemnified Person or (ii) from the imposition on such Indemnified Person of any penalties imposed by the Secretary of Labor, pursuant to Section 502(l) of ERISA, relating to any breaches of fiduciary responsibility under Part 4 of Title I of ERISA. "Indemnified Person" shall mean each member of the Board and the Committee, each other individual who is allocated fiduciary responsibility hereunder, and each individual otherwise acting in an administrative capacity with respect to the Plan.

         13.13 Payment of Expenses. The expenses of agents or advisers, and any other reasonable expenses of the Committee approved by the Sponsoring Company or as otherwise provided for in Section 13.02, shall be paid by the Plan out of the Trust Fund unless paid by the Employers. If such expenses are to be paid by the Employers, the portion thereof payable by each shall be determined by the ratio that the number of Participants who are Employees of each Employer bears to the total of all such Participants; provided, that if any expense is incurred solely on account of a single Employer or group of Employers, such expense shall be paid by such Employer or Employers to the extent and in such proportion as the Sponsoring Company may determine.

                                  ARTICLE XIV

                           PARTICIPATION BY EMPLOYEES

         14.01 Adoption of Plan by Affiliated Company. Any Affiliated Company, whether or not presently existing, may adopt this Plan, effective as of the date indicated in the instrument of adoption, if (i) its application is made in writing to the Board, (ii) such application is accepted in writing by the Board, and (iii) such Affiliated Company executes an instrument in writing duly authorized by it adopting this Plan and the Trust forming a part hereof and delivers a copy thereof to the Committee, the Trustee and to the Board. The provisions of this Plan shall apply only to each Employer severally, except as otherwise specifically provided herein or in such Employer's instrument of adoption.

         14.02 Rights and Obligations of the Sponsoring Company and the Employers. Throughout this instrument, a distinction is purposely drawn between rights and obligations of the Sponsoring Company and rights and obligations of each other Employer. The rights and obligations specified as belonging to the Sponsoring Company shall belong only to the Sponsoring Company. Each Employer shall have the obligation, as hereinafter provided, to make Company Contributions for its own Participants, and no Employer shall have the obligation to make Company Contributions for the Participants of any other Employer. Any failure by an Employer to fulfill its own obligations under this Plan shall have no effect upon any other Employer. An Employer may withdraw from this Plan without affecting any other Employer.

         14.03   Withdrawal from Plan.

                 14.03(1) Notice of Withdrawal. Any Employer may, as of any Valuation Date, withdraw from the Plan upon giving the Committee, the Sponsoring Company and the Trustee at least sixty (60) days' notice in writing of its intention to withdraw.

                 14.03(2) Trustee Segregation of Trust Assets Upon Withdrawal. Upon the withdrawal by an Employer pursuant to this Article, the Trustee shall segregate the share of the assets in the Trust Fund, the value of which shall equal the total credited to the Accounts of Participants of the withdrawing Employer. The determination as to which assets are to be so segregated shall be made by the Trustee in its sole discretion.

                 14.03(3) Exclusive Benefit of Participants. Neither the segregation and transfer of any Trust assets upon the withdrawal of an Employer nor the execution of a new agreement and declaration of trust by such withdrawing Employer shall operate to permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants.

                 14.03(4) Applicability of Withdrawal Provisions. The withdrawal provisions contained in this Article XIV shall be applicable only if the withdrawing Employer continues to cover its Participants and eligible Employees in another defined contribution plan and trust qualified under Code Sections 401 and 501. Otherwise, the termination provisions of the Plan and Trust shall apply.

                                   ARTICLE XV

                             AMENDMENT OF THE PLAN

         The Sponsoring Company reserves the right to amend the Plan with respect to all Employers at any time and from time to time. Each Employer may amend the Plan with respect to such Employer at any time, and from time to time, provided the Sponsoring Company approves such amendment. No amendment shall permit any part of the Trust Fund to revert to or be recoverable by an Employer or be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, or deprive any Participant of any interest he might have in the Trust Fund at the time of the amendment to the extent that such interest would be available to the Participant under
Article X hereof were he to voluntarily resign as of the effective date of the amendment.

         (a) Under no condition, shall such amendment, amendments, or restatements increase the duties or responsibilities, or decrease the compensation, privileges, and immunities of the Trustee without the Trustee's written consent.

         (b) Under no condition, shall such amendment change the vesting schedule to one which would result in the nonforfeitable percentage of the accrued benefit derived from Company Contributions (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of any Participant being less than such nonforfeitable percentage computed under the Plan without regard to such amendment; no amendment shall change the vesting schedule unless each Participant with three (3) or more Vesting Years of Service (determined without regard to the provisions of Section 10.02) as of the expiration date of the election period described below, is permitted to elect, within the election period described below, to have his nonforfeitable percentage computed under the Plan without regard to the amendment. The election period described herein shall begin no later than the date upon which the amendment is adopted and shall end no later than the latest of the following dates: (i) the date which is sixty (60) days after the day the amendment is adopted, (ii) the date which is sixty (60) days after the day the amendment becomes effective, or (iii) the date which is sixty (60) days after the day the Participant is issued a written notice of the amendment by the Sponsoring Company.

         (c) Subject to the above stated limitations and the requirement that no amendment shall eliminate, except with respect to any future contributions or future accrual of benefits, any nondiscretionary optional form of payment (as provided in Treasury Regulation Section 1.411(d)-4, and Treasury Regulation
Section 1.401(a)(4)-4(d) with respect to Plan Years beginning after January 1, 1992, and Code Section 411(d)(6)) with respect to any Participant who is a Participant immediately prior to the amendment, the Sponsoring Company shall have the power to amend the Plan and Trust Agreement, retroactively or otherwise, in any manner in which it deems desirable, including, but not by way of limitation, the power to change any provisions relating to the administration of the Plan and Trust Fund, and to change any provisions relating to the benefits or payment of any of the assets of the Trust Fund. Each such amendment shall become effective when executed by the Sponsoring Company unless a different effective date is specified in the amendment.

         (d) Notwithstanding anything herein to the contrary, this Plan may be amended at any time by the Sponsoring Company if necessary or desirable in order to have it conform to the provisions and requirements of the Code or any federal statute with respect to qualified employees' plans and trusts, and no such amendment shall be considered prejudicial to the rights of any Participant hereunder or of any Beneficiary, Alternate Payee or Employee. Further, it is understood that any provisions of this Plan as herein contained which are contrary to the requirements of the Code for a qualified tax exempt employees' plan and trust shall be deemed void and of no effect, without affecting the validity of other provisions hereof.

                                  ARTICLE XVI

                             PERMANENCY OF THE PLAN

         16.01 Right to Terminate Plan. Each Employer contemplates that the Plan shall be permanent and that it shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, the Sponsoring Company reserves the right to terminate the Plan and each Employer reserves the right to terminate the Plan as to such Employer.

         16.02 Merger or Consolidation of Plan and Trust. Neither the Plan nor the Trust may be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan or trust, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         16.03 Continuance by Successor Company. In the event of the liquidation, dissolution, merger, consolidation or reorganization of an Employer, the successor company may adopt the Plan and Trust for the benefit of the Employees of such Employer. If such successor company does adopt the Plan and Trust, it shall, in all respects, be substituted for such Employer under the Plan and Trust. Any such substitution of such successor company shall constitute an assumption of Plan liabilities by such successor company, and such successor company shall have all of the powers, duties and responsibilities of such Employer under the Plan and Trust. If such successor company does not adopt the Plan and Trust, the Plan and Trust shall be terminated with respect to such Employer in accordance with the provisions of the Plan and Trust Agreement.

                                  ARTICLE XVII

                                  TERMINATION

         17.01 Termination of Plan and Trust. If an Employer determines to terminate (as to such Employer) the Plan and Trust completely, it shall be terminated insofar as they are applicable to such Employer as of the date specified in certified copies of resolutions or other formal written instrument pursuant to Section 20.07 hereof, delivered to the Committee and the Trustee. Upon such termination of the Plan and Trust and before liquidation of the Trust, the Committee shall require a special valuation of the Trust, if the liquidation is not to occur as of a Valuation Date. After payment of all expenses and proportional adjustment of Accounts of Participants with respect to such Employer to reflect such expenses, Trust Fund profits or losses, and subject to the limitations contained in Section 5.03 hereof, allocations of any previously unallocated funds to the date of termination, such Employer's Participants shall be entitled to receive the amount then credited to their respective Accounts in the Trust Fund in a lump sum payment. If, in the opinion of the Committee, assets in the Trust Fund or certain of them may possibly not be readily salable (i) because of federal or state securities laws, or the rules and regulations thereunder, or (ii) at their fair market value, the Committee may direct and the Trustee shall effect, a distribution of such assets in kind. If the entire Plan is terminating, upon completion of liquidation and distribution of the assets of the Trust to the Participants as provided for herein, the Trustee shall thereby complete the Trustee's duties, and the Trust shall terminate.

         17.02 Participant's Rights to Benefits upon Termination or Partial Termination of Plan. Upon the termination or partial termination (as determined by the Internal Revenue Service) of the Plan by an Employer, the rights of each such Employer's Employees who are then Participants (or, in the case of a partial termination, who are then Participants affected by the partial termination) and the rights of each other person, other than a person who has forfeited his Nonvested Amounts pursuant to Section 10.04 hereof prior to the effective date of such termination (or partial termination) to the amounts credited to his Accounts at such time shall be nonforfeitable without reference to any formal action on the part of such Employer, the Committee or the Trustee.

                                 ARTICLE XVIII

                         EXCLUSIVE BENEFIT OF THE PLAN

         18.01   Limitation on Reversions. Except as otherwise provided in this
Article XVIII, it shall be impossible, at any time, for any part of the Trust Fund, other than such part as is required to pay taxes and administration expenses or such part as may otherwise be permitted by law to be returned to the Employer, to be recoverable by an Employer, or to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants, Beneficiaries and Alternate Payees.

         18.02 Unallocated Amounts upon Termination of Plan and Trust. In the event the Plan and Trust are terminated, any previously unallocated amounts maintained in the suspense account in accordance with the provisions of Section
5.03 hereof which cannot be allocated to Participants upon the termination of the Plan and Trust pursuant to Section 17.01 hereof because of the limitations contained in Sections 5.03 through 5.06 hereof, shall revert to the Employer or Employers employing the Participant at the time of such termination.

         18.03 Mistake of Fact or Disallowance of Deduction. If the Committee in good faith determines that (a) a Company Contribution was made by reason of a mistake of fact, or (b) a Company Contribution is conditioned on its being deductible under Code Section 404, but the Internal Revenue Service disallows such deduction, or (c) a Company Contribution is conditional upon its being reimbursed by the Health Care Financing Administration or its intermediary and such reimbursement is disallowed, the Trustee shall, upon direction of the Committee, return the amount of the excess Company Contributions to the contributing Employer. All payments of returned Company Contributions under this Section shall be made within one (1) year from the date of the payment of such mistaken Company Contribution or the disallowance by the Internal Revenue Service of the deduction or disallowance by the Health Care Financing Administration of the reimbursement, whichever is applicable. The amount of the excess Company Contribution shall be the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or had the deduction or expense not been disallowed. Earnings attributable to the excess Company Contribution shall not be returned to the contributing Employer, but losses attributable thereto shall reduce the amount of such Company Contribution to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken Company Contribution would cause the balance of a Participant's Account to be reduced to an amount which is less than the balance which would have been in said Account had the mistaken amount not been contributed, then the amount to be returned to the Employer under this Section will be reduced so as to avoid any such reduction.

         18.04 Failure of Qualification of Plan and Trust. The initial establishment of the Plan and Trust by any Employer is contingent upon obtaining the approval of the Internal Revenue Service. In the event that the Internal Revenue Service fails initially to approve the Plan and Trust as to any Employer and the application for determination of the initial qualification of the Plan was made within the time prescribed by law for filing the Employer's Federal income tax return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe, the Trustee shall, after paying any expenses attributable to such initial establishment, return to such Employer any remaining Company Contribution made by such Employer. Such remaining Company Contribution shall be returned as promptly as practicable, but in no event later than one (1) year after the date of the final denial of qualification of the Plan as to such Employer, including the final resolution of any appeals before the Internal Revenue Service or the courts.

                                  ARTICLE XIX
                              TOP HEAVY PLAN RULES

         19.01   Definitions. As used in this Article XIX:

                 19.01(1) "Defined Benefit Plan" shall have the meaning set forth in Subsection 5.06(2) hereof.

                 19.01(2) "Defined Contribution Plan" shall have the meaning set forth in Subsection 5.06(4) hereof.

                 19.01(3) "Determination Date" shall mean with respect to any Plan Year, the last day of the preceding Plan Year, except that in the case of the first Plan Year of any plan, the last day of such first Plan Year.

                 19.01(4) "Key Employee" shall mean any person employed or formerly employed by any Employer or Affiliated Company (and the beneficiaries of any such person) who is, at any time during the Plan Year, or who was, during any one or more of the four (4) preceding Plan Years, any one or more of the following:

                          (a)     An officer of an Employer or an Affiliated
Company having Limitation Year Compensation for the applicable Plan Year greater than fifty percent (50%) of the maximum dollar limitation under Code
Section 415(b)(1)(A) (as in effect for the calendar year in which the Determination Date for such Plan Year falls).

                          (b)     one of the ten (10) persons employed by an
Employer or an Affiliated Company having Limitation Year Compensation for the applicable Plan Year greater than the maximum dollar limitation under Code
Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date for such Plan Year falls, and owning (or considered as owning within the meaning of Code Section 318) both more than one-half of one percent (1/2 of 1%) interest and the largest interests in the Employer or an Affiliated Company. For purposes of this Subsection (b): (i) a person who has some ownership interest is considered to be one of the top ten (10) owners unless at least ten (10) other persons own a larger interest than that person, and (ii) if two (2) or more persons have the same ownership interest in the Employer or an Affiliated Company, the person having greater annual Limitation Year Compensation from all Employers and Affiliated Companies shall be treated as having the larger interest.

                          (c)     Any person owning (or considered as owning
within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of an Employer or an Affiliated Company or stock possessing more thin five percent (5%) of the total combined voting power of such stock or more than five percent (5%) of the capital or profits interest of an Employer or an Affiliated Company which is not a corporation.

                          (d)     A person who would be described in Subsection
(c) above if "one percent (1%)" were substituted for "five percent (5%)" each place it appears in said Subsection (c), and whose aggregate annual Limitation Year Compensation from all Employers and Affiliated Companies is more than One Hundred Fifty Thousand Dollars ($150,000).

                          (e)     Notwithstanding any other provision in this
Plan to the contrary, for purposes of determining ownership under this Subsection 19.01(4), the rules of Code Sections 414(b), (c) and (m) shall not apply in defining who is an Employer.

The determination of who is a Key Employee hereunder shall be made in accordance with the provisions of Code Section 416(i)(1) and the regulations thereunder.

                 19.01(5) "Key Employee Participant" shall mean a Participant in this Plan who is a Key Employee.

                 19.01(6) "Limitation Year Compensation" shall have the meaning set forth in Subsection 5.06(7) hereof but including amounts contributed by an Employer or Affiliated Company pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), except that if the Limitation Year and the Plan Year under the applicable plan are not the same, then for purposes of this
Article XIX, "Plan Year" shall be substituted for "Limitation Year" every place it occurs in said Subsection 5.06(7).

                 19.01(7) "Non-Key Employee" shall mean any person employed or formerly employed by any Employer or Affiliated Company, including the Beneficiaries of any such person, who is not a Key Employee.

                 19.01(8) "Permissive Aggregation Group" shall mean the Required Aggregation Group, plus any other plan or plans of any Employer or Affiliated Company selected by the Sponsoring Company, provided that such selected plans, when considered as a group) with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                 19.01(9) "Required Aggregation Group" shall mean the group of plans consisting of: (i) all tax qualified plans maintained by the Employers or Affiliated Companies in which at least one Key Employee participates, and (ii) any other tax qualified plan maintained by the Employers or Affiliated Companies which enables a plan described in clause (i) above to meet the requirements of Code Sections 401(a)(4) or 410.

                 19.01(10) "Valuation Date" shall mean: (i) in the case of a Defined Contribution Plan, the last day of the Plan Year for the appropriate plan, and (ii) in the case of a Defined Benefit Plan, the date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year.

                 19.01(11) All of the definitions set forth in Article II hereof and not set forth herein shall have the same meaning in this Article.

         19.02   Determination of Top Heaviness.

                 19.02(1) This Plan shall be a "Top Heavy Plan" with respect to any Plan Year if, as of the Determination Date for said Plan Year, any of the following conditions exists:

                          (a)     The Top Heavy Ratio for this Plan exceeds
sixty percent (60%), and this Plan is not part of a Required Aggregation Group or a Permissive Aggregation Group.

                          (b)     This Plan is part of a Required Aggregation
Group, but not part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Required Aggregation Group exceeds sixty percent (60%).

                          (c)     This Plan is part of a Required Aggregation
Group and part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

                 19.02(2) This Plan shall be a "Super Top Heavy Plan" if it would be a Top Heavy Plan under the provisions of Subsection 19.02(1) above if "ninety percent (90%)" were substituted for "sixty percent (60%)" everywhere sixty percent (60%) appears in said Subsection 19.02(1).

                 19.02(3) The "Top Heavy Ratio" referred to in Subsection 19.02(1) above shall be determined as follows:

                          (a) If the Employers or Affiliated Companies maintain
or have maintained one or more Defined Contribution Plans but have never maintained a Defined Benefit Plan which during the five (5) year period ending on the

Determination Date(s) has covered or could cover a Participant in this Plan, the Top Heavy Ratio for this Plan alone or for the Required Aggregation Group or the Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances under the Defined Contribution Plans for all Key Employees as of the Determination Date (including any part of any such account balance distributed in the five (5) year period ending on the Determination Date), and the denominator of which is the sum of all account balances under the Defined Contribution Plans for all participants as of the Determination Date (including any part of any such account balance distributed in the five (5) year period ending on the Determination Date), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and the denominator of the Top Heavy Ratio shall be increased to reflect any contribution not actually made as of the appropriate Determination Date but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder. In determining the account balances which have been distributed in the five (5) year period ending on the Determination Date, distributions under a terminated plan shall be included, provided such terminated plan, if it had not been terminated, would have been included in a Required Aggregation Group.

                          (b)     If the Employers or Affiliated Companies
maintain one or more Defined Contribution Plans and maintain or have maintained one or more Defined Benefit Plans which during the five (5) year period ending on the Determination Date(s) have covered or could cover a Participant in this Plan, the Top Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group is a fraction, the numerator of which is the sum of account balances under the aggregated Defined Contribution Plans for all Key Employees determined in accordance with Subsection 19.03(3)(a) above, and the present value of accrued benefits under the aggregated Defined Benefit Plans for all Key Employees, both calculated as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated Defined Contribution Plans for all participants determined under Subsection 19.03(3)(a) above, and the present value of accrued benefits under the Defined Benefit Plans for all participants, both calculated as of the Determination Date, all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the appropriate Determination Date. In determining the account balances or accrued benefits which have been distributed in the five (5) year period ending on the Determination Date, distributions under a terminated plan shall be included, provided such terminated plan, if it had not been terminated would have been included in a Required Aggregation Group.

                          (c)     For purposes of Subsections (a) and (b)
above, the value of account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a Defined Benefit Plan. The present value of accrued benefits under Defined Benefit Plans shall be determined using the single accrual method used for all plans of the Employers and Affiliated Companies, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code
Section 411(b)(1)(C) as of said Valuation Date as if the person voluntarily terminated employment as of such Valuation Date. For Plan Years beginning prior to January 1, 1987, the present value of accrued benefits shall be determined under the provisions of the applicable Defined Benefit Plan without regard to the preceding sentence. If any Participant was a Key Employee as set forth in Subsection 19.01(4) above for any prior Plan Year, but such Participant ceases to be a Key Employee for any Plan Year, such Participant's account balances and accrued benefits shall not be taken into account for purposes of determining whether or not this Plan is a Top Heavy Plan or a Super Top Heavy Plan as of the Determination Date of said Plan Year. Accounts and accrued benefits shall be calculated to include all amounts attributable to both contributions by an Employer or an Affiliated Company and contributions by persons employed by the Employer or Affiliated Company, but shall exclude amounts attributable to voluntary deductible contributions by said persons. The calculation of the Top Heavy Ratios, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with Code Section 416 and the regulations thereunder. When aggregating plans for purposes of a Permissive Aggregation Group or a Required Aggregation Group, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. Notwithstanding the provisions of Subsections (a) and (b) above, in determining the fractions referred to therein, there shall not be taken into account the accrued benefits or account balances of any person who has not performed services for any Employer or Affiliated Company maintaining any Defined Contribution Plan or Defined Benefit Plan referred to in such Subsections at any time during the five (5) year period ending on the Determination Date.

         19.03 Minimum Requirements. Notwithstanding any other provision of this Plan to the contrary, if the Plan is a Top Heavy Plan for any Plan Year, then the following provisions shall apply:

                 19.03(1) Compensation. For any Plan Year in which the Plan is a Top Heavy Plan, only the first Two Hundred Thousand Dollars ($200,000) (or such higher amount of which such amount shall be adjusted by the Secretary of the Treasury or his delegate pursuant to Code Section 416(d)(2) to reflect increases in the cost of living) of a Participant's Compensation shall be taken into account for purposes of determining such Participant's allocable share of any Company Contributions under the Plan.

                 19.03(2) Vesting. Any Participant who is credited with an Hour of Service in the first Plan Year in which the Plan is a Top Heavy Plan, or in any subsequent Plan Year after such first Plan Year (whether or not the Plan is a Top Heavy Plan in such subsequent Plan Year) shall have his percentage of vested benefits owing upon a Termination of Employment determined pursuant to the following schedule, in lieu of the schedule set forth in Section 10.01 hereof:

     Vesting Years of Service                         Percentage
     ------------------------                         ----------

     Less than 2 years                                     0%
     2 years but less than 3 years                        20%
     3 years but less than 4 years                        40%
     4 years but less than 5 years                        60%
     5 years but less than 6 years                        80%
     6 years or more                                     100%

                 19.03(3) Required Minimum Allocation of Company Contributions. Except as otherwise provided in this Article XIX and notwithstanding any other provision of this Plan to the contrary, for any Plan Year in which the Plan is a Top Heavy Plan, the Company Contributions allocated on behalf of each Participant who is a Non-Key Employee shall not be less than the lesser of: (i) three percent (3%) of such Participant's Limitation Year Compensation, or (ii) the largest percentage of Company Contributions as a percentage of the first Two Hundred Thousand Dollars ($200,000) of the Key Employee Participant's Compensation, allocated on behalf of any Key Employee Participant for that Plan Year; provided, however, that the provisions of clause (ii) hereof shall not apply to any plan included in a Required Aggregation Group if such plan enables a Defined Benefit Plan included in such Required Aggregation Group to meet the requirements of Code Section 401(a)(4) or 410. The minimum allocation provided for herein shall be determined without taking into account any Social Security contributions and shall be made without regard to any contrary provisions of the Plan regarding the allocation of Company Contributions and Forfeitures to affected Participants which might otherwise result in such Participant being entitled to no allocation or a lesser allocation due to the Participant's failure to complete one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, the Participant's failure to make mandatory employee contributions, or, in the case of a cash or deferred arrangement, elective contributions, or the Participant's failure to earn a stated amount of Compensation; provided, however, that such minimum allocation shall not be required to be made on behalf of any Participant who is not actively employed by an Employer on the last day of the applicable Plan Year. For purposes of this Section 19.03, all Defined Contribution Plans required to be included in a Required Aggregation Group shall be treated as one plan.

         19.04 Minimum Benefits for Employers or Affiliated Companies Maintaining Defined Benefit Plans. If any Participant who is a Non-Key Employee is also a participant under a Defined Benefit Plan maintained by an Employer or Affiliated Company which is also a Top Heavy Plan, then Subsection 19.03(3) shall not apply, and such Participant shall receive an allocation of Company Contributions and Forfeitures in an amount no less than five percent (5%) of such Participant's Compensation under the Plan for the applicable Plan Year. Such allocation shall be made without regard to the amount allocated under the Plan on behalf of any Key Employee Participant for such Plan Year. For purposes of this Section 19.04, all Defined Contribution Plans required to be included in a Required Aggregation Group shall be treated as one plan.

         19.05 Super Top Heavy Plans. If in any Plan Year in which the Plan is a Top Heavy Plan: (i) it is also a Super Top Heavy Plan, or (ii) it does not provide minimum benefits under Subsection 19.03(3) after substituting "four percent (4%)" for "three percent (3%)" contained in clause (i) of the first sentence of said Subsection, or (iii) if Section 19.04 hereof applies, it does not provide minimum benefits under said Section 19.04 after substituting "seven and one-half percent (7-1/2%)" for "five percent (5%)" contained in the first sentence of said Section, then, in any such event, for purposes of the definitions set forth in Subsections 5.06(3) and 5.06(5) hereof, the dollar limitations contained in Code Sections 415(e)(2)(B) and 415(e)(3)(B) shall be multiplied by 1.0 rather than 1.25. Notwithstanding the foregoing provisions of this Section 19.05, if the application of said provisions would cause any individual to exceed the combined limits of Section 5.05 hereof, if applicable, then the requirements of this

Section 19.05 shall be suspended as to such individual until such time as he no longer exceeds the limitations of said Section 5.05 as modified by this Section 19.05, and during the period of such suspension, said individual shall receive no allocation of Company Contributions or Forfeitures, if any, and shall be entitled to make no voluntary employee contributions, if any, under this Plan or any other Defined Contribution Plan, maintained by an Employer or an Affiliated Company, and there shall be no accruals of benefits for such individual under any Defined Benefit Plan maintained by an Employer or an Affiliated Company.

                                   ARTICLE XX

                                 MISCELLANEOUS

         20.01 Effect of Bankruptcy and Other Contingencies Affecting an Employer. Neither the bankruptcy, receivership, insolvency, liquidation, dissolution, merger, consolidation or reorganization of an Employer, or any other eventuality affecting the Employer, shall terminate the Trust or render ineffectual this Plan or discharge any Employer from any liabilities to the Trust for which it shall already have become obligated, but the same shall continue in full force and effect as though such eventuality had not occurred; however, the Committee shall in such event be authorized hereby to make any and all rules and regulations not inconsistent with the purposes of the Plan as shall be necessary to deal with such change in the situation of the Plan and Trust.

         20.02 Benefits Payable by Trust. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund. No Employer assumes any liability or responsibility therefor.

         20.03 Withholding. The Plan Administrator shall determine whether or not federal income tax withholding is required with respect to any distribution or withdrawal hereunder, shall direct the Trustee to withhold any amounts required by law to be withheld, and shall furnish the Trustee with any information required by Treasury regulations regarding withholding. Notwithstanding any other provision of this Plan to the contrary, all rights and benefits of a Participant, Beneficiary or Alternate Payee are subject to withholding of any tax required by law to be withheld.

         20.04 Interpretation of the Plan and Trust. It is the intention of the Employers that the Plan, and the Trust established by the Employers to implement the Plan, shall comply with the provisions of Code Sections 401, 4975(e)(7), and 501 and the requirements of ERISA, and the corresponding provisions of any subsequent laws, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intention.

         20.05 Provisions Hereof for Sole Benefit of Parties Hereto and Participants. All of the covenants, stipulations and agreements contained in this Plan are and shall be for the sole and exclusive benefit of and binding upon the parties hereto, their successors and assigns, and the Participants and their Beneficiaries.

         20.06 Article and Section Headings. The titles or headings of the respective Articles and Sections in this Plan are inserted merely for convenience and shall be given no legal effect.

         20.07 Formal Action by Employer. Any formal action herein permitted or required to be taken by an Employer shall be:

                 (a) if and when a partnership, by written instrument executed by one or more of its general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

                 (b) if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

                 (c) if and when a corporation, by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action; or

                 (d) if and when a joint venture, by written instrument executed by one of the joint venturers or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one of the joint venturers as having authority to take such action.

         20.08 APPLICABLE LAW. THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS TO THE EXTENT NOT PREEMPTED BY APPLICABLE FEDERAL LAW.

  IN WITNESS WHEREOF, HealthCor Holdings, Inc. has caused this Plan to be executed by its duly authorized representative this 25 day of March, 1991, effective as of April 1, 1990.

                                        HEALTHCOR HOLDINGS, INC.


                                        BY:/s/  S. W. BAZZLE
                                           -------------------------------------
                                        Title:  President
                                              ----------------------------------


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